Exhibit 10.2

EXECUTION VERSION

PURCHASE AND SALE AGREEMENT

Dated as of December 30, 2009

among

GOLDEN MINERALS COMPANY,

SILEX SPAIN, S.L.,

MINERA EL QUEVAR S.A.,

and

MH ARGENTINA S.A.

LIST OF EXHIBITS

Exhibit A	Golden Minerals Warrant
Exhibit B	Minera El Quevar Concessions
Exhibit C	Registration Rights Agreement
Exhibit D	Lock-Up Agreement
Exhibit E	Standstill Agreement

i

PURCHASE AND SALE AGREEMENT

This PURCHASE AND SALE AGREEMENT, dated as of December 30, 2009 (this “Agreement”), is by and between Golden Minerals Company, a corporation organized under the laws of Delaware (“Golden Minerals”), Silex Spain, S.L., a sociedad limitada organized under the laws of Spain (“Buyer”), Minera El Quevar S.A., a sociedad anónima organized under the laws of Argentina (the “Company”), and MH Argentina S.A., a sociedad anonima organized under the laws of Argentina (“Seller”).

RECITALS

A.            Seller is the holder of 700 shares of common stock (the “MEQ Shares”) of the Company and Silex Argentina S.A., a sociedad anonima organized under the laws of Argentina (“Silex Argentina”) is the holder of 1,300 shares of common stock of the Company.

B.            Silex Argentina and Buyer are each indirect wholly-owned subsidiaries of Golden Minerals.  Seller is an indirect, wholly-owned subsidiary of Hochschild Mining Plc, a corporation organized under the laws of England and Wales (“Hochschild”).

C.            Seller desires to sell, and Golden Minerals and Buyer desire to purchase, the MEQ Shares on the terms and subject to the conditions set forth in this Agreement.

NOW THEREFORE, in consideration of the mutual agreements hereinafter set forth, the parties agree as follows:

ARTICLE I
PURCHASE AND SALE OF THE MEQ SHARES

1.1.          Purchase and Sale of the MEQ Shares.  Upon the terms and subject to the conditions of this Agreement, on the Closing Date, Seller shall sell, transfer, assign, convey and deliver to Buyer, and Buyer shall purchase from Seller, the MEQ Shares, free and clear of all Encumbrances.

1.2.          Consideration.  As consideration for the MEQ Shares, on the Closing Date, Golden Minerals shall deliver, transfer, assign and convey or cause Buyer to deliver:

(a)   400,000 shares (the “Golden Minerals Shares”) of Golden Minerals common stock, par value $0.01 per share (“Common Stock”) free and clear of all Encumbrances; and,

(b)   A warrant to purchase 300,000 shares of Common Stock in the form attached hereto as Exhibit A (the “Golden Minerals Warrant”) exercisable for 3 years after the Closing Date.

ARTICLE II
CLOSING

2.1.          Closing Date.  The Closing shall take place at 10:00 A.M., Denver time, on December 31, 2009, following satisfaction or waiver of each of the conditions set forth in Article VIII (other than the conditions to be satisfied on the Closing Date), or such other date as may be agreed upon by

Golden Minerals and Seller by written agreement.  The time and date on which the Closing is actually held is referred to herein as the “Closing Date”.

2.2.          Deliveries of Golden Minerals and Buyer.  Subject to the fulfillment or waiver of the conditions set forth in Section 8.1, at the Closing, Golden Minerals and Buyer shall deliver or cause to be delivered each of the following to Seller:

(a)   A certificate evidencing the Golden Minerals Shares, registered in the name of Seller, or such other Person as Seller may designate in writing;

(b)   The Golden Minerals Warrant, duly executed by an authorized officer of Golden Minerals, and registered in the name of Seller, or such other Person as Seller may designate in writing.

(c)   The registration rights agreement in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), duly executed by an authorized officer of Golden Minerals.

(d)   A certificate issued by the secretary or an assistant secretary of Buyer, dated the Closing Date, in form and substance reasonably satisfactory to Seller, certifying (i) the resolutions of the appropriate corporate body of Buyer authorizing the execution and performance of this Agreement and the transactions contemplated hereby, and (ii) the incumbency and signature of the authorized signatory of Buyer executing this Agreement;

(e)   A certificate issued by the secretary or an assistant secretary of Golden Minerals, dated the Closing Date, in form and substance reasonably satisfactory to Seller, certifying (i) the resolutions of the board of directors of Golden Minerals authorizing the execution and performance of this Agreement and the Registration Rights Agreement, the issuance of the Golden Minerals Shares and the Golden Minerals Warrant and the transactions contemplated hereby and thereby, and (ii) the incumbency and signatures of the officers of Golden Minerals executing this Agreement and the Golden Minerals Warrant;

(f)    All consents, waivers or approvals obtained by Buyer or Golden Minerals with respect to the consummation of the transactions contemplated by this Agreement;

(g)   A legal opinion from U.S. counsel to Golden Minerals as to the authorization and validity of the Golden Minerals Shares and shares of Common Stock issuable upon exercise of the Golden Minerals Warrant.

(h)   The certificate contemplated by Section 8.2(b), duly executed by Buyer and Golden Minerals.

2.3.          Deliveries of Seller.  Subject to the fulfillment or waiver of the conditions set forth in Section 8.2, at the Closing, Seller shall deliver or cause to be delivered each of the following to Golden Minerals and Buyer:

(a)   An irrevocable letter from Seller, properly executed by the representative of Seller referenced in Section 2.3(b), to the Company instructing that the MEQ Shares be transferred to Buyer pursuant to this Agreement and instructing the secretary or other authorized representative of the Company to update the shareholders register of the Company to remove Seller and replace it with Buyer as the registered owner of the MEQ Shares;

(b)   A copy of the power of attorney of the representative of Seller with sufficient authority to sell and transfer the MEQ Shares;

(c)   The Registration Rights Agreement, duly executed by an authorized officer of Seller.

(d)   The lock-up agreement in the form attached hereto as Exhibit D (the “Lock-Up Agreement”), duly executed by an authorized officer of Seller, or such other Person as Seller has designated as the recipient of the Golden Minerals Shares.

(e)   The standstill agreement in the form attached hereto as Exhibit E (the “Standstill Agreement”), duly executed by an authorized officer of Hochschild.

(f)    A certificate issued by the secretary or an assistant secretary of Seller, dated the Closing Date, in form and substance reasonably satisfactory to Buyer, certifying (i) the resolutions of the board of directors of Seller authorizing the execution and performance of this Agreement and the transactions contemplated hereby, and (ii) the incumbency and signatures of the authorized signatory of Seller executing this Agreement;

(g)   All consents, waivers or approvals obtained by Seller with respect to the consummation of the transactions contemplated by this Agreement;

(h)   A letter from each representative of Seller that is serving as a director or alternate director of the Company resigning such position with the Company; and

(i)    The certificate contemplated by Section 8.1(b), duly executed by Seller.

ARTICLE III
REPRESENTATIONS AND WARRANTIES OF SELLER

As an inducement to Buyer to enter into this Agreement and to consummate the transactions contemplated hereby, Seller represents and warrants to Buyer and Golden Minerals that the statements contained in this Article III are true and correct on the date hereof and will be true and correct as of the Closing Date:

3.1.          Organization.  Seller is a sociedad anónima duly organized, validly existing and in good standing under the laws of Argentina.   All of the issued and outstanding capital stock of Seller is held, directly or indirectly, by Hochschild.

3.2.          Authority.  Seller has all requisite corporate or other entity power and authority to execute, deliver and perform its obligations under this Agreement.  The execution and delivery of this Agreement by Seller, and the performance by Seller of its obligations under this Agreement, has been duly authorized by all requisite corporate or other entity action on behalf of Seller.

3.3.          Validity.  Assuming the due execution and delivery by Buyer and Golden Minerals, this Agreement constitutes Seller’s legal, valid, and binding obligation, enforceable against Seller in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium, or similar Laws affecting creditors rights generally.

3.4.          No Conflicts.  The execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby (including the transfer of the MEQ Shares) do not and shall not, (a) result in a violation or breach of the organizational documents of Seller, (b) result in a violation of any applicable Laws, or (c) to the knowledge of Seller, constitute a default (or give rise to any right of termination or cancellation) under, or give rise to or accelerate any material obligation under, or pursuant to, any material contract to which the Company is a party or by which the Company or any of its assets are bound.

3.5.          No Consents.  Other than the approval of the board of directors of Seller, the execution and delivery by Seller of this Agreement and the performance by Seller of its obligations hereunder and the consummation of the transactions contemplated hereby (including the transfer of the MEQ Shares) do not and shall not require the approval, consent, authorization or act of, or the making by Seller of any declaration, filing or registration with, any Person.

3.6.          No Litigation.  To the knowledge of Seller, there is no litigation, injunction, order, arbitration or proceeding pending or threatened, that (i) relates to the Company or all or any portion of the Minera El Quevar Concessions, or (ii) involves Seller, Hochschild or the Company and that restrains, prohibits, or seeks to restrain or prohibit, or that could reasonably be expected otherwise to adversely affect the consummation of the transactions contemplated by this Agreement.

3.7           Minera El Quevar S.A..  To the actual knowledge of Seller, there are no outstanding claims or possible claims of any kind against any Person in respect of the Minera El Quevar Concessions.

3.8.          Title to MEQ Shares.  The share capital of the Company consists of AR$200,000 divided into 2,000 common shares of AR$100 each.  Seller is the sole record and beneficial owner of, and has good and marketable title to, the MEQ Shares, free and clear of all Encumbrances.  The MEQ Shares are duly authorized, validly issued and fully paid shares of capital stock of the Company.

3.9.          Investment Representations.

(a)   Seller is acquiring the Golden Minerals Shares and the Golden Minerals Warrant for investment solely for Seller’s own account, except for distributions to Affiliates permitted pursuant to Section 11.2, and not for distribution, transfer or sale to others in connection with any distribution or public offering.

(b)   Seller has such knowledge, experience and skill in financial and business matters in general and with respect to investments of a nature similar to the Golden Minerals Shares and Golden Minerals Warrant so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, such investment.

(c)   Seller (i)  has received all information that Seller deems necessary to make an informed investment decision with respect to the Golden Minerals Shares and Golden Minerals

Warrant; (ii) has had the opportunity to make such investigation as Seller desires pertaining to Golden Minerals and an investment in the Golden Minerals Shares and Golden Minerals Warrant and to verify any information furnished to Seller; and (iii) has had the opportunity to ask questions to Golden Minerals’ representatives.

(d)   Seller’s principal address is outside the United States and Seller is not a “U.S. person” as defined in Rule 902 under the Securities Act (a “Non-U.S. Person”).  Seller is acquiring the Shares outside of the United States in accordance with Regulation S under the Securities Act.  The acquisition of the Golden Minerals Shares and Golden Minerals Warrant by Seller is for Seller’s own account or for the account of one or more Affiliates of Seller who are Non-U.S. Persons located outside the United States.

(e)   Seller acknowledges that (i) the Golden Minerals Shares and Golden Minerals Warrant have not been registered under the Securities Act or other applicable securities laws, and (ii) unless and until the securities are registered pursuant to an effective registration statement as provided in the Registration Rights Agreement, the Golden Minerals Shares and Golden Minerals Warrant may not be sold, transferred, pledged or otherwise disposed except pursuant to an exemption from registration under the Securities Act or any applicable securities laws.

(f)    Seller acknowledges that the Golden Minerals Shares, the Golden Minerals Warrant, and the shares issuable upon exercise of the Golden Minerals Warrant will be “restricted securities” as defined in Rule 144 under the Securities Act.  Seller further acknowledges that it is aware that Golden Minerals is a domestic issuer under the Securities Act, that therefore the legend set forth below may not be removed in accordance with Rule 905 under the Securities Act and that consequently delivery of the legended certificate representing such securities will not constitute “good delivery” in settlement of transactions on the Toronto Stock Exchange.

(g)   Seller acknowledges that Golden Minerals is not obligated to register the Golden Minerals Shares and Golden Minerals Warrant for resale under the Securities Act except as provided in the Registration Rights Agreement or any applicable securities laws and that Golden Minerals is not obligated to supply Seller with information or assistance in complying with any exemption under the Securities Act or any applicable securities laws.

(h)   It is understood that the certificates evidencing the Golden Minerals Shares, the Golden Minerals Warrant and the shares issuable upon exercise of the Golden Minerals Warrant will bear the legend set forth below:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO GOLDEN MINERALS, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S.

SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, SUCH SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

3.10.        Golden Minerals Shares.  As of the date hereof, neither Seller nor any of its Affiliates is the beneficial owner (as defined in Rule 13d-3 under the Exchange Act) of any Common Stock.

3.11.        No Brokers.  Neither Seller nor any of its Affiliates has entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES OF BUYER AND GOLDEN MINERALS

As an inducement to Seller to enter into this Agreement and to consummate the transactions contemplated hereby, each of Buyer and Golden Minerals, jointly and severally, hereby represents and warrants to Seller that the statements contained in this Article IV are true and correct on the date hereof and will be true and correct as of the Closing Date:

4.1.          Organization.  Buyer is a sociedad limitada duly organized, validly existing and in good standing under the laws of Spain.  Golden Minerals is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.  All of the issued and outstanding capital stock of Buyer is held indirectly by Golden Minerals.

4.2.          Authority.  Each of Buyer and Golden Minerals has all requisite corporate or other entity power and authority to execute, deliver and perform its obligations under this Agreement and, with respect to Golden Minerals, the Golden Minerals Warrant.  The execution and delivery of this Agreement by Buyer and Golden Minerals, and the performance by Buyer and Golden Minerals of their obligations under this Agreement, and, in the case of Golden Minerals, the Golden Minerals Warrant, have been duly authorized by all requisite corporate or other entity action on behalf of Buyer and Golden Minerals.

4.3.          Validity.  Assuming the due execution and delivery by Seller, this Agreement constitutes Buyer’s and Golden Minerals’ legal, valid, and binding obligation, enforceable against each in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors rights generally.  Upon delivery on the Closing Date, the Golden Minerals Warrant will constitute the legal, valid, and binding obligation of Golden Minerals, enforceable against Golden Minerals in accordance with its terms, except as such enforceability may be affected by applicable bankruptcy, reorganization, insolvency, moratorium, or similar laws affecting creditors’ rights generally.

4.4.          No Conflicts.  The execution and delivery by Buyer and Golden Minerals of this Agreement and the performance by Buyer and Golden Minerals of their obligations hereunder and the consummation of the transactions contemplated hereby (including the issuance of the Golden Minerals Shares) do not and shall not, (a) result in a violation or breach of the organizational documents of Buyer or Golden Minerals, (b) result in a violation of any applicable Laws, or (c) constitute a default (or give rise to any right of termination or cancellation) under, or give rise to or accelerate any material obligation under, or pursuant to, any material contract to which Buyer or Golden Minerals is a party or by which Buyer or Golden Minerals or any of its assets are bound.

4.5.          No Consents. Other than the approval of the board of directors of Buyer and Golden Minerals and the approval for listing by the Toronto Stock Exchange of the Golden Minerals Shares and the shares issuable upon exercise of the Golden Minerals Warrant, the execution and delivery by Buyer and Golden Minerals of this Agreement and the performance by Buyer and Golden Minerals of their respective obligations hereunder and the consummation of the transactions contemplated hereby (including the issuance of the Golden Minerals Shares) do not and shall not require the approval, consent, authorization or act of, or the making by Buyer or Golden Minerals of any declaration, filing or registration with, any Person.

4.6.          Capitalization of Golden Minerals.  The authorized capital of Golden Minerals consists of (i) 50,000,000 shares of Common Stock, of which 3,255,000 are issued and outstanding as of the date of this Agreement, and (ii) 10,000,000 shares of preferred stock, par value $0.01 per share, none of which are issued and outstanding.  Except for (a) the Golden Minerals Shares and the Common Stock reserved for issuance pursuant to the Golden Minerals Warrant, (b) shares of Common Stock to be issued in connection with the anticipated Public Offering, (c) 25,000 shares of Common Stock to be issued to directors of Golden Minerals pursuant to restricted stock units, and (d) issuances identified in Golden Minerals’ SEC Reports, Golden Minerals has not issued or committed to issue any shares of Common Stock.

4.7           No Litigation.  To the knowledge of Buyer and Golden Minerals, there is no litigation, injunction, order, arbitration or proceeding pending or threatened, that restrains, prohibits or seeks to restrain or prohibit, or that could reasonably be expected otherwise to adversely affect the consummation of the transactions contemplated by this Agreement.

4.8           SEC Reports; Financial Statements.  Golden Minerals has filed all reports, schedules, forms, statements and other documents required to be filed by it under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for such period as it was required by law or regulation to file such material (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”) on a timely basis or has received a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension.  As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and to the knowledge of Golden Minerals, none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  The financial statements of Golden Minerals included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the SEC with respect thereto as in effect at the time of filing.  Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Golden Minerals and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal year-end audit adjustments.

4.9           Material Changes; Undisclosed Events, Liabilities or Developments.  Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof, (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a material adverse effect, (ii) Golden Minerals has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in Golden Minerals’ financial statements pursuant to GAAP or disclosed in filings made with the SEC, (iii) Golden Minerals has not altered its method of accounting, (iv) Golden Minerals has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (v) Golden Minerals has not issued any equity securities to any executive officer, director or Affiliate, except pursuant to its existing stock-option and incentive plans for officers and directors.  Golden Minerals does not have pending before the SEC any request for confidential treatment of information.

4.10         Sarbanes-Oxley; Internal Accounting Controls.  Golden Minerals is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the date hereof.  Golden Minerals and its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.  Golden Minerals has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Golden Minerals and designed such disclosure controls and procedures to ensure that information required to be disclosed by Golden Minerals in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the SEC’s rules and forms.  Golden Minerals’ certifying officers have evaluated the effectiveness of Golden Minerals’ disclosure controls and procedures as of the end of the period covered by Golden Minerals’ most recently filed periodic report under the Exchange Act (such date, the “Evaluation Date”).  Golden Minerals presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date.  Since the Evaluation Date, there have been no changes in Golden Minerals’ internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, Golden Minerals’ internal control over financial reporting.

4.11         Private Placement.  Assuming the accuracy of Seller’s representations and warranties set forth in Section 3.9, no registration under the Securities Act is required for the offer and sale of the Golden Minerals Shares and Golden Minerals Warrants by Golden Minerals to Seller as contemplated hereby.  The issuance and sale of the Golden Minerals Shares and Golden Minerals Warrants hereunder does not contravene the rules and regulations of the SEC.

4.12         Exchange Act Registration and Maintenance Requirements.  Golden Minerals’ Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and Golden Minerals has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Golden Minerals received any notification that the SEC is contemplating terminating such registration.

4.13         No Integrated Offering.  Assuming the accuracy of Seller’s representations and warranties set forth in Section 3.9, neither Golden Minerals, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Golden Minerals Shares or Golden Minerals Warrants to be integrated or aggregated with prior offerings by Golden Minerals for purposes of the Securities Act.

4.14         Investment Representations.

(a)           Buyer is acquiring the MEQ Shares for investment solely for Buyer’s own account and not for distribution, transfer or sale to others in connection with any distribution or public offering.

(b)           Buyer has such knowledge, experience and skill in financial and business matters in general and with respect to investments of a nature similar to the MEQ Shares so as to be capable of evaluating the merits and risks of, and making an informed business decision with regard to, such investment.

(c)            Buyer (i) has received all information that Buyer deems necessary to make an informed investment decision with respect to the MEQ Shares; (ii) has had the opportunity to make such investigation as Buyer desires pertaining to the Company and an investment in the MEQ Shares and to verify any information furnished to Buyer; and (iii) has had the opportunity to ask questions to the Company’s representatives.

(d)           Buyer acknowledges that (i) the MEQ Shares have not been registered under the Securities Act or other applicable securities laws, and (ii) unless and until the securities are registered pursuant to an effective registration statement, the MEQ Shares may not be sold, transferred, pledged or otherwise disposed except pursuant to an exemption from registration under the Securities Act or any applicable securities laws.

(e)            Buyer acknowledges that the MEQ Shares will be “restricted securities” as defined in Rule 144 under the Securities Act.

(f)            Buyer acknowledges that the Company is not obligated to register the MEQ Shares for resale under the Securities Act or any applicable securities laws and that the Company is not obligated to supply Buyer with information or assistance in complying with any exemption under the Securities Act or any applicable securities laws.

4.15         No Brokers.  Neither Golden Minerals nor any of its Affiliates have entered into any agreement or arrangement entitling any agent, broker, investment banker, financial advisor or other firm or Person to any broker’s or finder’s fee or any other commission or similar fee in connection with any of the transactions contemplated by this Agreement.

ARTICLE V
PRE-EMPTIVE SHARE RIGHTS

5.1.          Pre-emptive Share Rights.  From and after the date of this Agreement until the Closing Date, and from the Closing Date to the Expiration Date, each time Golden Minerals proposes to issue any Common Stock in a public offering or a private placement for cash (other than in an Exempt Golden Minerals Transaction) (such issuance, a “Dilutive Issuance”, and such shares, the “New Shares”), Golden Minerals shall offer to sell to Seller a number of New Shares (the “Anti-Dilution Golden Minerals Shares”) that would result in Seller’s Pro Rata Ownership, immediately after the issuance of the Anti-Dilution Golden Minerals Shares to Seller and the issuance of the New Shares to each Person other than Seller, to equal eleven percent (11%).  For the avoidance of doubt, (i) Seller or its Affiliates do not have the right to acquire Anti-Dilution Golden Minerals Shares if the issuance of New Shares does not result in a reduction of Seller’s Pro Rata Ownership immediately following the Dilutive Issuance to less than eleven percent (11%), and (ii) if such Dilutive Issuance would result Seller’s Pro Rata Ownership being reduced to or remaining below eleven percent (11%) immediately following the Dilutive Issuance, Seller or its Affiliates shall have the right to acquire a number of Anti-Dilution Golden Minerals Shares sufficient to increase Seller’s Pro Rata Ownership up to eleven percent (11%).  The number of Anti-Dilution Golden Minerals Shares shall be rounded up or down to the nearest whole share, with 0.5 being rounded up.  Notwithstanding anything to the contrary in this Agreement, Seller shall have a right to purchase, and Golden Minerals shall have an obligation to issue, only such number of Anti-Dilution Golden Minerals Shares as may be issued pursuant to applicable Canadian and the United States securities laws and securities exchange regulations in a private placement transaction, without registration in the Unites States or qualification in Canada, and without obtaining stockholder approval.

5.2.          Notice and Acceptance.

(a)   At least ten (10) days prior to the issuance of any New Shares to which this Article V applies (or, if such length of notice is impossible or impracticable, such period of time as may be possible or practicable under the circumstances), Golden Minerals shall deliver a notice (an “Issue Notice”) to Seller setting forth: (i) its intention to issue New Shares, (ii) a description of and the number of such New Shares to be issued, (iii) the price and terms upon which Golden Minerals proposes to issue such New Shares, and (iv) the number of Anti-Dilution Golden Minerals Shares which Seller has the right to acquire.  Within eight (8) days after receipt of the Issue Notice (or, if less than ten (10) days notice is provided, as promptly as practicable and in any event prior to the issuance of the New Shares), Seller may elect to purchase, at the price and on the terms specified in the Issue Notice, the number of Anti-Dilution Golden Minerals Shares specified in the Issue Notice.

(b)   Seller may accept Golden Minerals’ offer as to the total number of Anti-Dilution Golden Minerals Shares offered to it or any lesser number, by written notice (“Acceptance Notice”) given to Golden Minerals within the period set forth in Section 5.2(a).  The Acceptance Notice shall specify the number of Anti-Dilution Golden Minerals Shares to be purchased and the name of the Person (being Seller or one of its Affiliates) to which the Shares should be issued.  Following receipt of an Acceptance Notice and simultaneous with the issuance of the New Shares, Golden Minerals shall issue and sell to Seller (or its Affiliate designee)  and Seller (or its Affiliate designee) shall subscribe and purchase, at the same price, terms and conditions as the other New Shares issued in connection with such Dilutive Issuance, the number of Anti-Dilution Golden Minerals Shares set forth in the Acceptance Notice.

(c)   If all of the New Shares that Seller is entitled to obtain pursuant to Section 5.1 are not subscribed by Seller as provided in this Section 5.2, Golden Minerals may, during the ninety (90) day period following the expiration of the eight-day period provided in Section 5.2 hereof, issue the remaining unsubscribed portion of such New Shares (“Unsubscribed Shares”) to any Person or Persons at a price not less than that, and upon other terms no more favorable to such Person or Persons than those, specified in the Issue Notice.  If the Company does not enter into an agreement for the sale of such Unsubscribed Shares within such ninety (90) day period, or if such agreement is not consummated within thirty (30) days after the execution thereof, the right provided hereunder shall be deemed to be revived and any subsequent sale of such Unsubscribed Shares shall be deemed the sale of New Shares with respect to which Seller shall have the rights set forth in Section 5.1.

(d)   The election by Seller to not exercise its rights under this Article V with respect to a particular Dilutive Issuance shall not constitute a waiver of Seller’s right to acquire Anti-Dilution Golden Minerals Shares with respect to a subsequent Dilutive Issuance.

(e)   Seller acknowledges that (a) the Anti-Dilution Golden Minerals Shares, may be “restricted securities” as defined in Rule 144 under the Securities Act, and (b) Golden Minerals is not obligated to register the Anti-Dilution Golden Minerals Shares under the Securities Act or any applicable securities laws, and (c) Golden Minerals is not obligated to supply Seller with information or assistance in complying with any exemption under the Securities Act or any applicable securities laws.

5.3.          Underwritten Public Offering.  In the event of an underwritten public offering of Common Stock, including the initial public offering pursuant to the Preliminary Long Form Prospectus filed with certain Canadian regulatory authorities on December 14, 2009 in connection with a proposed initial public offering of Common Stock (the “Initial Public Offering”), Golden Minerals may satisfy its obligations under this Article V by causing the underwriter for such offering to allocate sufficient Anti-Dilution Golden Minerals Shares to Seller in the offering.

5.4.          Termination.  Seller’s rights pursuant to this Article V shall terminate and be of no further force or effect on and after the date that is two (2) years following the Closing Date (the “Expiration Date”).

5.5.          Specific Performance and Injunction.  Golden Minerals specifically acknowledges that its obligations under this Article V are an integral part of the transactions contemplated by this Agreement. Golden Minerals, therefore, specifically acknowledges and agrees that the breach of any of the terms of this Article V by it may cause Seller irreparable harm which may not be compensable in damages. Golden Minerals further acknowledges and agrees that it is essential to the effective enforcement of this Agreement that Seller be entitled to pursue equitable remedies including, but not limited to, specific performance and injunction.

5.6.          Confidentiality.  Seller agrees not to use any information disclosed to Seller by or on behalf of Golden Minerals in connection with the notice required under Section 5.2 of this Agreement, including, but not limited to the fact that Golden Minerals is contemplating the issuance of the New Shares (all such information, the “Confidential Information”) for any purpose except to evaluate the possible purchase of Anti-Dilution Golden Minerals Shares.  Except as may be required by applicable Laws, Seller agrees not to disclose any Confidential Information to third parties.  Seller acknowledges that U.S. and Canadian securities laws may prohibit Seller from conducting transactions in Golden Minerals Common Stock while in possession of the Confidential Information, or other material non-public information, and Seller agrees to comply in all respects with such laws.

ARTICLE VI
STANDSTILL

Seller agrees that, from the date hereof until the Closing Date, and for a period of two (2) years after the Closing Date, without the prior unanimous written consent of the board of directors of Golden Minerals, it shall not, nor shall any of its Affiliates acquire or offer to acquire or agree to acquire (including in the public markets or pursuant to the purchase of Anti-Dilution Golden Minerals Shares pursuant to this Agreement) from any Person, directly or indirectly, by purchase or merger, through the acquisition of control of another Person, by joining a partnership, limited partnership or other “group” (within the meaning of Section 13(d)(3) of the Exchange Act) or otherwise, beneficial ownership of Common Stock if such acquisition would cause Seller’s beneficial ownership of Common Stock of the Golden Minerals to exceed nineteen and nine tenths percent (19.90%) of the outstanding Common Stock of the Company, or direct or indirect rights (including convertible securities, warrants or options) to acquire such beneficial ownership (or otherwise act in concert with respect to any such securities, rights or options with any Person that so acquires, offers to acquire or agrees to acquire); provided, however, that no such ownership in excess of nineteen and nine-tenths percent (19.90%) shall be deemed to have occurred solely due to acquisitions resulting from (1) a stock split, reverse stock split, reclassification or other transaction by Golden Minerals affecting any class of the outstanding capital stock of Golden Minerals generally, (2) a stock dividend or other pro rata distribution by Golden Minerals to holders of its outstanding capital stock, or (3) any increase in the percentage ownership by Seller of outstanding shares of Common Stock resulting from any action taken by Golden Minerals, including the repurchase of shares of Common Stock pursuant to any share repurchase or similar program; provided, further that if Seller or its Affiliates shall become the beneficial owner of more than nineteen and nine-tenths percent (19.90%) of the Common Stock as a result of any of the transactions set forth in the preceding clause (1), (2) or (3), then for so long as Seller’s beneficial ownership remains above such threshold, the acquisition of additional shares of Common Stock by Seller or its Affiliates (including direct or indirect rights to acquire Common Stock) shall be prohibited by this Article VI.

ARTICLE VII
RIGHT OF FIRST REFUSAL

If the Company, at any time following the Closing Date, receives and is willing to accept a bona fide offer from a third party to purchase, or otherwise acquire an interest in all or any part of the concessions owned by the Company and set forth on Exhibit B (the “Minera El Quevar Concessions”), it shall be obligated to notify Seller of such offer.  The notice shall state the price and all other pertinent terms and conditions of the offer, and shall be accompanied by a copy of the offer or contract for sale.  If the consideration for the proposed transfer is, in whole or in part, other than cash, the notice shall describe such consideration and its monetary equivalent (based upon the fair market value of the nonmonetary consideration and stated in terms of cash).  Seller shall then have thirty (30) days from the date such notice is delivered to notify the Company in writing whether it elects to acquire the offered interest at the same price and on the same terms and conditions as set forth in the notice.  If it does so elect, the acquisition by Seller shall be consummated promptly after the Company’s receipt of such notice from Seller.  If Seller fails to make an election within the thirty (30) day period, the Company shall have sixty (60) days following the expiration of such period to consummate the contemplated transfer of some or all of the Minera El Quevar Concessions to the third party that made the offer to the Company at a price and on terms no less favorable than those set forth in the notice.  If the Company fails to consummate the transfer to a third party within such sixty (60) day period, Seller’s right of first refusal in such offered interest shall be revived.  Seller’s right of first refusal pursuant to this Article VII shall also apply to a sale by Golden Minerals (or its Affiliate) of the capital stock of the Company, provided however, that after the date on which Golden Minerals (or its Affiliate)  publicly announces that it has elected to proceed to development of a mine on all or any portion of the Minera El Quevar Concessions (such date, the “Development Announcement Date”), this right of first refusal shall cease to apply to a sale of the capital stock of the Company.  In addition, Seller’s right of first refusal will not apply to:

(a)   a transfer by the Company of all or any portion of the Minera El Quevar Concessions of the Company to Golden Minerals or another Affiliate of the Company, or a transfer by an Affiliate of the Company of all or any portion of the or equity interests of the Company to Golden Minerals or another Affiliate of the Company;

(b)   the grant by the Company of a security interest in any interest in the Minera El Quevar Concessions or the grant by an Affiliate of the Company of a security interest in any equity interests of the Company, in each case, by mortgage, deed of trust, pledge, lien or other encumbrance, and the subsequent enforcement or foreclosure of such security interest by the secured party, if applicable;

(c)   the sale or transfer, directly or indirectly, of equity interests of any Affiliate of the Company; or

(d)   after the Development Announcement Date, the sale or transfer, directly or indirectly, of equity interests of the Company.

ARTICLE VIII
CONDITIONS PRECEDENT TO OBLIGATIONS OF PARTIES

8.1.          Conditions to Golden Minerals’ and Buyer’s Obligations.  The obligation of Buyer and Golden Minerals to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)   The deliveries set forth in Section 2.3 shall have been satisfied;

(b)   There shall have been no material breach by Seller in the performance of any of its covenants and agreements herein; each of the representations and warranties of Seller contained or referred to herein shall be true and correct on the Closing Date as though made on the Closing Date; and there shall have been delivered to Golden Minerals a certificate to such effect, dated the Closing Date, signed on behalf of Seller, in addition to the other deliveries specified in Section 2.3.

(c)   The parties shall have received all approvals and actions of or by all Persons necessary to consummate the transactions contemplated hereby.

8.2.          Conditions to Seller’s Obligations.  The obligation of Seller to consummate the transactions contemplated by this Agreement shall be subject to the satisfaction, on or prior to the Closing Date, of the following conditions:

(a)   The deliveries set forth in Section 2.2 shall have been satisfied;

(b)   There shall have been no material breach by Buyer or Golden Minerals in the performance of any of its covenants and agreements herein; each of the representations and warranties of Buyer and Golden Minerals contained or referred to in this Agreement shall be true and correct on the Closing Date as though made on the Closing Date; and there shall have been delivered to Seller a certificate to such effect, dated the Closing Date and signed on behalf of each of Buyer and Golden Minerals, in addition to the other deliveries specified in Section 2.2.

(c)   The parties shall have received all approvals and actions of or by all Persons necessary to consummate the transactions contemplated hereby.

ARTICLE IX
TERMINATION

9.1.          Termination.  Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated at any time prior to the Closing Date:

(a)       by the mutual consent of Golden Minerals and Seller;

(b)      by Golden Minerals or Seller if the Closing shall not have occurred on or before March 31, 2010 (or such later date as may be mutually agreed to by Golden Minerals and Seller);

(c)       by Golden Minerals in the event of any material breach by Seller of any of Seller’s agreements, representations or warranties contained herein and the failure of Seller to cure such breach within fifteen days after receipt of notice from Golden Minerals requesting such breach to be cured; or

(d)      by Seller in the event of any material breach by Buyer or Golden Minerals of any of Buyer’s or Golden Minerals’ agreements, representations or warranties contained herein and the failure of Buyer or Golden Minerals to cure such breach within fifteen days after receipt of notice from Seller requesting such breach to be cured.

9.2.          Notice of Termination.  Any party desiring to terminate this Agreement pursuant to Section 9.1 shall give notice of such termination to the other parties to this Agreement.

9.3.          Effect of Termination.  In the event that this Agreement shall be terminated pursuant to this Article IX, all further obligations of the parties under this Agreement (other than Sections 11.7 (Governing Law), 11.8 (Submission to Jurisdiction), 11.9 (Confidentiality), and 11.11 (Expenses),) shall be terminated without further liability of any party to the other; provided, that nothing herein shall relieve any party from liability for its willful breach of this Agreement.

ARTICLE X
DEFINITIONS AND INTERPRETATION

10.1.        Definitions.  In this Agreement, the following terms have the meanings specified or referred to in this Section 10.1 and shall be equally applicable to both the singular and plural forms.

“Acceptance Notice” has the meaning specified in Section 5.5.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls, is controlled by or is under common control with such Person.

“Agreement” has the meaning specified in the preamble.

“Anti-Dilution Golden Minerals Shares” has the meaning specified in Section 5.1.

“Business Day” means a day (other than Saturday or Sunday) on which banks generally are open in Toronto, Canada and Denver, Colorado for the conduct of substantially all of their activities.

“Buyer” has the meaning specified in the preamble.

“Closing” means the closing of the transfer of the MEQ Shares and the Golden Minerals Shares and the issuance of the Golden Minerals Warrant.

“Closing Date” has the meaning specified in Section 2.1.

“Common Stock” has the meaning specified in Section 1.2(a).

“Company” has the meaning specified in the preamble.

“Dilutive Issuance” has the meaning specified in Section 5.1.

“Encumbrance” means any lien (statutory or other), claim, charge, security interest, mortgage, deed of trust, pledge, hypothecation, assignment, conditional sale or other title retention agreement, preference, priority or other security agreement or preferential arrangement of any kind or nature, and any easement, encroachment, covenant, restriction, right of way, defect in title or other encumbrance of any kind.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, together with the rules and regulations promulgated thereunder.

“Exempt Golden Minerals Transaction” means any of the following transactions:

(a)       the award, issuance or exercise of any bona fide equity incentive securities or equity compensation securities in favor of directors, officers, employees, consultants or service providers of Golden Minerals or any of its Affiliates pursuant to Golden Minerals’ 2009 Equity Incentive Plan or any other bona fide equity incentive plan adopted by Golden Minerals from time to time;

(b)      the exercise of the Golden Minerals Warrant;

(c)       any issuance of Common Stock (or securities of Golden Minerals which are convertible into, exchangeable for or exercisable to acquire Common Stock), which is made to all holders of Common Stock on a pro rata basis;

(d)      any issuance of Common Stock in connection with (i) a statutory merger, consolidation, share-for-share exchange, takeover bid, tender offer, or similar plan or acquisition in which shares of Common Stock or other securities of Golden Minerals will become or be exchanged for securities of another Person, or (ii) the issuance of Common Stock or other securities of Golden Minerals in consideration of a transfer of assets of another Person to Golden Minerals or one of its Affiliates; or

(e)       any issuance or proposed issuance of Common Stock, other than the Initial Public Offering, disclosed in writing by the Company prior the date of this Agreement.

“Expiration Date” has the meaning specified in Section 5.4.

“GAAP” means United States generally accepted accounting principles.

“Golden Minerals” has the meaning specified in the preamble.

“Golden Minerals Shares” has the meaning specified in Section 1.2(a).

“Golden Minerals Warrant” has the meaning specified in Section 1.2(b).

“Governmental Body” means any foreign, federal, state, local or other governmental authority or regulatory body.

“Hochschild” has the meaning specified in the recitals.

“Laws” means any foreign, federal, state and local laws, statutes, regulations, rules, codes or ordinances enacted, adopted, issued or promulgated by any Governmental Body or common law.

“MEQ Shares” has the meaning specified in the recitals.

“Minera El Quevar Concessions” has the meaning specified in Article VII.

“New Shares” has the meaning specified in Section 5.1.

“Person” means any individual, corporation, partnership, joint venture, limited liability company, association, joint-stock company, trust, unincorporated organization or Governmental Body.

“SEC” means the Securities and Exchange Comission

“SEC Reports” has the meaning specified in Section 4.8.

“Securities Act” means the U.S. Securities Act of 1933, as amended, together with the rules and regulations promulgated thereunder.

“Seller” has the meaning specified in the preamble.

“Seller’s Pro Rata Ownership” means, at any point in time, that percentage obtained by dividing (i) the total number of shares of Common Stock beneficially owned by Seller, as of such point in time (not including unissued shares which may be issued upon exercise of outstanding warrants, option, rights or other convertible securities), by (ii) the total number of shares of Common Stock outstanding as of such point in time (as reasonably calculated based upon all available information).

“Silex Argentina” has the meaning specified in the recitals.

10.2.        Interpretation.  As used in this Agreement, the word “including” means without limitation, the word “or” is not exclusive and the words “herein”, “hereof”, “hereby”, “hereto” and “hereunder” refer to this Agreement as a whole.  Unless the context otherwise requires, references herein:  (i) to Articles, Sections and Exhibits mean the Articles and Sections of and the Exhibits attached to this Agreement; (ii) to an agreement, instrument or other document means such agreement, instrument or other document as amended, supplemented and modified from time to time to the extent permitted by the provisions thereof and by this Agreement; and (iii) to a statute means such statute as amended from time to time and includes any successor legislation thereto.  The Exhibits referred to herein shall be construed with and as an integral part of this Agreement to the same extent as if they were set forth verbatim herein.  Titles to Articles and headings of Sections are inserted for convenience of reference only and shall not be deemed a part of or to affect meaning or interpretation of this Agreement.

ARTICLE XI
GENERAL PROVISIONS

11.1.        Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally, (ii) if transmitted by facsimile, when confirmation of transmission is received, unless it is not during normal business hours in the place of receipt, in which case it shall be deemed delivered on the next business day, or (iii) if sent by registered or certified mail, return receipt requested, or by private courier, when received; and shall be addressed as follows:

(a)       If to Seller, to:

Hochschild Mining PLC

Calle La Colonia No. 180, Urb. El Vivero,

Santiado de Surco

Lima, Peru
Attention: Jose Augusto Palma

Attention: Isac Burstein

Fax No.: 51 1 437-5009

(b)      If to Golden Minerals, Buyer or the Company, to:

Golden Minerals Company
350 Indiana Street, Suite 800
Golden, Colorado 80401
USA
Attention: President

Telephone:       (303) 839-5060

Fax No.:          (303) 839-5907

with a copy to:

Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202
Attention: Deborah J. Friedman

Telephone:       (303) 892-7499

Facsimile:       (303) 893-1379

or to such other address as such party may indicate by a notice delivered to the other parties hereto.

11.2.        Assignment.  The terms, provisions and conditions of this Agreement shall extend to, be binding upon, and inure to the benefit of the parties and their respective permitted successors and assigns. No party will make any assignment of this Agreement or any rights or obligations hereunder without the advance written consent of the other parties hereto, which may be granted or denied in the sole discretion of the non-assigning parties, provided however that Seller may assign its rights and obligations under this Agreement, including the right to purchase Anti-Dilution Golden Minerals Shares pursuant to Article V, to any Affiliate of Hochschild in connection with the transfer of all, but not less than all, of the Golden Minerals Shares without the consent of Buyer or Golden Minerals.

11.3.        Entire Agreement.  This Agreement and the Exhibits referred to herein and the documents delivered pursuant hereto contain the entire understanding of the parties hereto with regard to the subject matter contained herein or therein, and supersede all prior agreements, understandings or letters of intent between or among any of the parties hereto, including without limitation the Term Sheet dated November 5, 2009.

11.4.        Waivers.  Except as otherwise provided herein, any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the party or parties entitled to the benefit thereof.  Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to any party, it is in writing signed by an authorized representative of such party.  The failure of any party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, nor in any way to affect the validity of this Agreement or any part hereof or the right of any party thereafter to enforce each and every such provision.  No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.

11.5.        Partial Invalidity.  Wherever possible, each provision hereof shall be interpreted in such manner as to be effective and valid under applicable law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

11.6.        Execution in Counterparts.  This Agreement may be executed in two or more counterparts, each of which shall be considered an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by each of the parties hereto and delivered to Seller and Golden Minerals.

11.7.        Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of New York.

11.8.        Submission to Jurisdiction.  The parties hereby submit to the non-exclusive jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, and waive any and all objections to jurisdiction that they may have under the laws of the State of New York or the United States and any claim or objection that any such court is an inconvenient forum.

11.9.        Confidentiality.  After Closing, unless Golden Minerals otherwise agrees in writing, Seller shall keep confidential all non-public, confidential or proprietary information pertaining to the Company and the Minera El Quevar Concessions; provided, however, that Seller shall not be obligated to keep confidential any information that (i) is public or becomes generally available to the public other than as a result of a disclosure by Seller, (ii) was or becomes available to Seller after the Closing Date on a non-confidential basis from a source other than Golden Minerals or its Affiliates (provided that such source is not bound by any similar confidentiality obligations), or (iii) Seller is required by applicable Law to disclose; provided, however, if Seller shall be so required by applicable Law to disclose any such information, Seller shall use commercially reasonable efforts to notify Golden Minerals promptly of such requirement so that Golden Minerals may seek an appropriate protective order.

11.10.      Public Announcement.  Neither Golden Minerals nor Seller shall, without the consent of the other party (which consent shall not be unreasonably withheld), make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that any such party shall be so obligated by law or by the rules or practices of the securities exchanges in which the parties or its Affiliates are listed, in which case the other parties shall be advised and the parties shall use their best efforts to cause a mutually agreeable release or announcement to be issued.

11.11.      Expenses.  Each party hereto will pay all costs and expenses incident to its negotiation and preparation of this Agreement and to its performance and compliance with all agreements and conditions contained herein on its part to be performed or complied with, including the fees, expenses and disbursements of its counsel and accountants.

11.12.      Further Assurances.  From time to time following the Closing, the parties hereto shall execute and deliver, or cause to be executed and delivered, to the other parties hereto such other bills of sale, deeds, endorsements, assignments and other instruments of conveyance and transfer and other instruments as the other parties hereto may reasonably request or as may be otherwise necessary to consummate the transactions hereunder.

11.13.      Non-Reliance of Buyer and Golden Minerals.  Except for the specific representations and warranties expressly made by Seller in Article III of this Agreement, each of Golden Minerals and Buyer acknowledges that (a) none of Seller, its Affiliates nor any other Person has made any representation or warranty, express or implied, as to the Company or any of the Company’s businesses, assets, liabilities, operations, prospects, condition (financial or otherwise), including with respect to the future prospects of the Company, or the effectiveness or success of the Company’s exploration activities, and (b) no officer, agent, representative or employee of Seller or Hochschild has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in this Agreement.  Buyer and Golden Minerals each specifically disclaim that it is relying upon or has relied upon any representations or warranties that may have been made by any Person except for the specific representations and warranties expressly made by Seller in Article III of this Agreement.

11.14.      Non-Reliance of Seller.  Except for the specific representations and warranties expressly made by Golden Minerals and Buyer in Article IV of this Agreement, Seller acknowledges that (a) none of Buyer, Golden Minerals, their Affiliates nor any other Person has made any representation or warranty, express or implied, as to the Company, Golden Minerals, or any of the Company’s or Golden Minerals’ respective businesses, assets, liabilities, operations, prospects, condition (financial or otherwise), including with respect to the future prospects of the Company or Golden Minerals, the effectiveness or success of the Company’s exploration activities or Golden Minerals’ future capital raising activities, and (b) no officer, agent, representative or employee of Buyer or Golden Minerals has any authority, express or implied, to make any representations, warranties or agreements not specifically set forth in this Agreement.  Seller specifically disclaims that it is relying upon or has relied upon any representations or warranties that may have been made by any Person except for the specific representations and warranties expressly made by Golden Minerals and Buyer in Article IV of this Agreement.

* * * * *

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed the day and year first above written.

MH ARGENTINA S.A.		GOLDEN MINERALS COMPANY

By:	/s/ Isac Burstein	By:	/s/ Robert P. Vogels
Name: Isac Burstein		Name: Robert P. Vogels
Title: V.P. Business Development		Title: SVP & CFO

SILEX SPAIN, S.L.

		By:	/s/ Robert B. Blakestad
Name: Robert B. Blakestad
Title: Managing Director

MINERA EL QUEVAR S.A.

		By:	/s/ Agustin Frezze Durand
Name: Agustin Frezze Durand
Title: Gerente Legal

EXHIBIT A

THESE WARRANTS AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE WARRANTS HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

COMMON STOCK PURCHASE WARRANT

Void after 5:00 p.m. (Denver time) on the     th day of December, 2012 (“Expiry Time”)

Number of Warrants: 300,000	Warrant Certificate No. 2009-1

GOLDEN MINERALS COMPANY

This is to certify that, for value received, MH ARGENTINA S.A., a sociedad anonima organized under the laws of Argentina (the “Holder”), shall have the right to purchase from Golden Minerals Company, a corporation organized under the laws of the State of Delaware (the “Corporation”), at any time and from time to time up to the Expiry Time, one fully paid and non-assessable share of common stock, par value US$0.01 per share (“Common Share”) for each Warrant (individually, a “Warrant”) represented hereby at a price of US$15.00 per share (the “Exercise Price”), subject to the terms and conditions set forth herein.

Nothing contained herein shall confer any right upon the Holder to subscribe for or purchase any Common Shares at any time after the Expiry Time and from and after the Expiry Time the Warrants and all rights under this Warrant Certificate shall be void and of no effect or value.

Exercise.

If the Holder desires to exercise the right to purchase Common Shares conferred hereby, the Holder shall:

Complete to the extent possible in the manner indicated and execute an exercise form in the form attached as (i) Schedule A to this Warrant Certificate if the Holder is not a “U.S. person” (as such term is defined in Regulation S (a “U.S. Person”) promulgated under the U.S. Securities Act), not resident in the United States, or not otherwise subject to the securities laws of the United States, or (ii) Schedule B to this Warrant Certificate if the Holder is a U.S. Person, resident in the United States or otherwise subject to the securities laws of the United States;

Surrender this Warrant Certificate to the Corporation; and

Unless the Cashless Exercise option provided in Section 1.2 hereof is elected, pay the Exercise Price on the exercise of this Warrant in respect of the Common Shares subscribed for either by wire transfer or check payable to the Corporation.

By indicating its election on the applicable exercise form attached to this Warrant Certificate, in lieu of making payment of the Exercise Price in cash or wire transfer, the Holder may elect instead to receive upon such exercise the “Net Number” of Shares determined according to the following formula (the “Cashless Exercise”):

Net Number =	(A x B) – (A x C)
B

For purposes of the foregoing formula:

A  =  The total number of Common Shares with respect to which this Warrant is then being exercised.

B  =  The VWAP on the date of such election.

C  =  The Exercise Price then in effect at the time of such exercise.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) the volume weighted average price of the Common Shares for the 10 consecutive trading days immediately preceding the date of delivery of the exercise form, on the principal U.S. national securities exchange on which the Common Shares are listed for trading, (ii) if the Common Shares are not listed for trading on a U.S. national securities exchange, the volume weighted average price of the Common Shares for the 10 consecutive trading days immediately preceding the date of delivery of the exercise form on the Toronto Stock Exchange, (iii) if the Common Shares are not listed for trading on a U.S. national securities exchange or the Toronto Stock Exchange, the average of the highest reported bid and lowest reported asked prices on the date preceding the date of delivery of the exercise form as reported on the OTC Bulletin Board, or if not applicable, in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), or (v) in all other cases, the fair market value of one Common Share as determined in good faith by the Company’s board of directors.

The Holder shall be deemed for all purposes to be the holder of record of the number of Common Shares to be so issued as of the close of business on the date on which this Warrant Certificate shall have been surrendered and payment made for such Common Shares as set forth in Section 1.1 or Cashless Exercise elected pursuant to Section 1.2, as applicable.  The Holder shall be entitled to delivery of a certificate or certificates representing such Common Shares and the Corporation shall cause such certificate or certificates to be delivered to the Holder at the address specified in the exercise form within three business days after such surrender and payment as aforesaid.  No fractional Common Shares will be issuable upon any exercise of this Warrant and the Holder will not be entitled to any cash payment or compensation in lieu of a fractional Common Share.

Partial Exercise.  The Holder may from time to time subscribe for and purchase any lesser number of Common Shares than the total number of Common Shares set forth in this Warrant Certificate.  If the Holder subscribes for and purchases any such lesser number of Common Shares prior to the Expiry Time, the Holder shall be entitled to receive a replacement certificate representing the unexercised balance of the Warrants.

Not a Stockholder.  The holding of the Warrants shall not constitute the Holder a stockholder of the Corporation nor entitle the Holder to any right or interest in respect thereof except as expressly provided in this Warrant Certificate.

2

Covenants and Representations.  The Corporation hereby represents and warrants that  it is authorized to issue and that it will cause the Common Shares from time to time subscribed for and purchased in the manner provided in this Warrant Certificate and the certificate representing such Common Shares to be issued and that it has reserved, and at all times prior to the Expiry Time, it will reserve and there will remain unissued, a sufficient number of Common Shares to satisfy the right of purchase provided in this Warrant Certificate. The Corporation hereby further covenants and agrees that it will at its expense expeditiously use its best efforts to obtain the listing of such Common Shares (subject to issue or notice of issue) on each stock exchange or over-the-counter market on which the Common Shares may be listed from time to time. All Common Shares which are issued upon the exercise of the right of purchase provided in this Warrant Certificate, upon payment therefor of the Exercuse Price pursuant to the provisions of this Warrant Certificate, or election of Cashless Exercise pursuant to Section 1.2, if applicable, shall be and be deemed to be fully paid and non-assessable shares and free from all taxes, liens and charges with respect to the issue thereof. The Corporation hereby represents and warrants that this Warrant Certificate is a valid and enforceable obligation of the Corporation, enforceable in accordance with the provisions of this Warrant Certificate.

Certain Adjustments.

The number and kind of Common Shares purchasable upon the exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

Stock Dividends.  If at any time after the date of the issuance of this Warrant the Corporation shall fix a record date for the issuance of any stock dividend or distribution payable to the holders of all or substantially all of the Common Shares in Common Shares or securities or rights convertible or exchangeable into Common Shares then, on the record date fixed for the determination of holders of Common Shares entitled to receive such dividend or distribution (or on the dividend distribution date if no record date is set) or immediately after the effective date of subdivision or split-up, as the case may be, the number of shares to be delivered upon exercise of this Warrant will be increased so that the Holder will be entitled to receive the number of Common Shares that such Holder would have owned (or been entitled to receive in the case of convertible or exchangeable securities) immediately following such action had this Warrant been exercised immediately prior to such record date, and the Exercise Price will be adjusted as provided below in paragraph (e).

Combination of Stock.  If the number of Common Shares outstanding at any time after the date of the issuance of this Warrant shall have been increased or decreased by a combination, subdivision or split of the outstanding Common Shares, then, immediately after the effective date of such combination, subdivision or split the number of Common Shares to be delivered upon exercise of this Warrant will be increased or decreased so that the Holder thereafter will be entitled to receive the number of Common Shares that such Holder would have owned immediately following such action had this Warrant been exercised immediately prior thereto, and the Exercise Price will be adjusted as provided below in paragraph (e).

Reorganization, etc.  If any capital reorganization of the Corporation, any reclassification of the Common Shares, any consolidation of the Corporation with or merger or amalgamation of the Corporation with or into any other person, or any sale or lease or other transfer of all or substantially all of the assets of the Corporation to any other person, shall be effected in such a way that the holders of Common Shares shall be entitled to receive stock, other securities or assets (whether such stock, other securities or assets are issued or distributed by the Corporation or another person) with respect to or in exchange for Common Shares, then, upon exercise of this Warrant, the Holder shall have the right to receive the kind and amount of stock, other securities or assets receivable upon such reorganization, reclassification, consolidation, merger, amalgamation, sale, lease or other transfer by a holder of the number of  Common

3

Shares that such Holder would have been entitled to receive upon exercise of this Warrant had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger or sale, lease or other transfer.

Distributions to All Holders of Common Shares.  If the Corporation shall, at any time after the date of issuance of this Warrant, fix a record date to distribute (or distribute without a record date) to all holders of its Common Shares, any shares of capital stock of the Corporation (other than Common Shares or securities or rights convertible or exchangeable into Common Shares) or evidences of its indebtedness or assets or rights or warrants to subscribe for or purchase any of its securities or securities issued in connection with a spin-off, then the Holder shall be entitled to receive, upon exercise of the Warrant, on a pro rata basis, that portion of such distribution to which it would have been entitled had the Holder exercised its Warrant immediately prior to the record date for such distribution.  At the time it fixes the record date for such distribution (or prior to any distribution if no record date is fixed), the Corporation shall allocate sufficient reserves to ensure the timely and full performance of the provisions of this Section 5.1(d).  The Corporation shall promptly (but in any case no later than five business days prior to the record date of such distribution) send by internationally recognized courier, postage prepaid, to the Holder, notice that such distribution will take place.

Exercise Price Adjustment.  Whenever the number of Common Shares purchasable upon the exercise of this Warrant is adjusted pursuant to Sections 5.1(a) or (b), the Exercise Price payable upon the exercise of this Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Common Shares purchasable upon the exercise of the Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Common Shares purchasable immediately thereafter.  In the case of any adjustment that results in the Warrant becoming exercisable for securities other than, or in addition to, Common Shares, this provision shall be effected so that the aggregate Exercise Price for all of the securities or other assets for which this Warrant is exercisable is divided pro rata among such securities and other assets.

Application of Adjustment Provisions to Warrant Shares Other than Common Shares.  If, at any time, as a result of the application of this Section 5.1, the Warrant becomes exercisable for securities or assets other than Common Shares, then any further adjustment pursuant to this Section 5.1 shall be applied, as nearly as may be, to any such other securities or assets so as to prevent any dilution or increase in the rights represented by this Warrant.

Notice of Adjustments.  Whenever the number of Common Shares to be issued upon exercise of the Warrant or the Exercise Price of such Common Shares is to be adjusted, as herein provided, the Corporation shall, at least ten (10) business days prior to such adjustment, send by internationally recognized courier, postage prepaid, to the Holder, notice of such adjustment or adjustments and a certificate of the Corporation setting forth the number of Common Shares and the Exercise Price of such Common Shares after such adjustment, a detailed statement of the facts requiring such adjustment, and the computation by which such adjustment was made.

Notice of Extraordinary Corporate Events.      In case the Corporation after the date hereof shall propose to (i) distribute any dividend (whether stock or cash or otherwise) to the holders of  Common Shares or to make any other distribution to the holders of  Common Shares, (ii) offer to all of the holders of  Common Shares rights to subscribe for or purchase any additional shares of any class of stock or any other rights or options, or (iii) effect any reclassification of the Common Shares (other than a reclassification involving merely the subdivision or combination of outstanding  Common Shares), any capital reorganization, any amalgamation, arrangement or merger, any sale, transfer or other disposition of all or substantially all of its property, assets and business, or the liquidation, dissolution or winding up of the Corporation, then, in each such case, the Corporation shall mail to each Holder notice of such proposed action, which notice shall

4

specify the date on which (a) the books of the Corporation shall close, or (b) a record shall be taken for determining the holders of Common Shares entitled to receive such stock dividends or other distribution or such rights or options, or (c) such reclassification, reorganization, amalgamation, arrangement, merger, sale, transfer, other disposition, liquidation, dissolution or winding up shall take place or commence, as the case may be, and the date, if any, as of which it is expected that holders of record of Common Shares shall be entitled to receive securities or other property deliverable upon such action.  Such notice shall be mailed in the case of any action covered by clause (i) or (ii) above at least ten (10) days prior to the record date for determining holders of Common Shares for purposes of receiving such payment or offer, or in the case of any action covered by clause (iii) above at least twenty (20) days prior to the date upon which such action takes place and at least ten (10) days prior to any record date to determine holders of Common Shares entitled to receive such securities or other property.

Effect of Failure to Notify.  Failure to file any certificate or notice or to mail any notice, or any defect in any certificate or notice, pursuant to Sections 5.2 and 5.3 shall not affect the requirement to adjust the Exercise Price, the calculation of the number of shares purchasable upon exercise of this Warrant, or the legality or validity of any transaction giving rise thereto, without prejudicing the Holder’s rights to seek damages for such failure.

Other Dilutive Events.  If the Corporation takes any action affecting its Common Shares to which the foregoing provisions of this clause 5, in the opinion of the board of directors of the Corporation, acting in good faith, are not strictly applicable, or if strictly applicable would not fairly adjust the rights of the Holder against dilution in accordance with the intent and purposes hereof, or would otherwise materially affect the rights of the Holder of the Warrants hereunder, then the Corporation shall execute and deliver to the Holder an amendment hereto providing for an adjustment in the application of such provisions so as to adjust such rights as aforesaid in such manner as the board of directors of the Corporation may determine to be equitable in the circumstances, acting in good faith, and, if applicable, subject to the approval of the Toronto Stock Exchange (“TSX”). The failure of the taking of action by the board of directors of the Corporation to so provide for any adjustment on or prior to the effective date of any action or occurrence giving rise to such state of facts will be conclusive evidence that the board of directors has determined that it is equitable to make no adjustment in the circumstances.

Common Shares.  For the purpose of this Warrant, the term “Common Shares” means Golden Minerals Company’ common stock, par value $0.01 per share, as constituted on the date hereof; provided that in the event of a change, subdivision, re-division, reduction, combination or consolidation thereof or any other adjustment under Section 5 hereof, or such successive changes, subdivisions, re-divisions, reductions, combinations, consolidations or other adjustments, then subject to the adjustments, if any, having been made in accordance with the provisions of this Warrant, “Common Shares” shall thereafter mean the shares or other securities resulting from such change, subdivision, re-division, reduction, combination or consolidation or other adjustment.

Amendments.  Any provision of this Warrant may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Corporation and the Holder, and, if applicable, the approval of the TSX.  Any amendment or waiver effected in accordance with this Section 6 shall be binding upon such Holder and the Corporation.  A failure on any particular occasion of the Corporation or the Holder to exercise any right under this Warrant Certificate shall not be deemed to constitute a waiver of any other right or of that right on any other occasion.

Further Assurances.  The Corporation hereby covenants and agrees that it will do, execute, acknowledge and deliver, or cause to be done, executed, acknowledged and delivered, all and every such

5

other act, deed and assurance as the Holder shall reasonably require for the better accomplishing and effectuating of the intentions and provisions of this Warrant Certificate.

Time of Essence.  Time is of the essence with respect to this Warrant Certificate.

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of New York.

Submission to Jurisdiction.  The parties hereby submit to the non-exclusive jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, and waive any and all objections to jurisdiction that they may have under the laws of the State of New York or the United States and any claim or objection that any such court is an inconvenient forum.

Notices. All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally, (ii) if transmitted by facsimile, when confirmation of transmission is received, unless it is not during normal business hours in the place of receipt, in which case it shall be deemed delivered on the next business day, or (iii) if sent by registered or certified mail, return receipt requested, or by private courier, when received; and shall be addressed as follows:

The Corporation:

Golden Minerals Company
350 Indiana Street, Suite 800
Golden, Colorado 80401
USA
Attention: President

Telephone:                                  (303) 839-5060
Fax No.:                                                     (303) 839-5907

Holder:

MH Argentina S.A.

[Address]

Legends on Common Shares:  Any certificate representing Common Shares issued upon the exercise of this Warrant will bear the following legend:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR ANY STATE SECURITIES LAWS, AND MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, (C) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH REGULATION S UNDER THE U.S. SECURITIES ACT, (D) IN COMPLIANCE WITH THE EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS, OR (E) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE U.S. SECURITIES ACT OR ANY APPLICABLE STATE LAWS AND REGULATIONS GOVERNING THE

6

OFFER AND SALE OF SECURITIES, AND, IN THE CASE OF (C), (D) OR (E), THE HOLDER HAS PRIOR TO SUCH TRANSFER FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE SATISFACTORY TO THE CORPORATION.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE (“TSX”); HOWEVER, SUCH SECURITIES CANNOT BE TRADED THROUGH THE FACILITIES OF TSX SINCE THEY ARE NOT FREELY TRANSFERABLE, AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TSX.”

provided, the legend may be removed by delivery to the registrar and transfer agent and the Corporation of an opinion of counsel of recognized standing in form and substance satisfactory to the Corporation, that such legend is no longer required under applicable requirements of the U.S. Securities Act or state securities laws.

Lost Certificate.  If this Warrant Certificate or any replacement hereof becomes stolen, lost, mutilated or destroyed, the Corporation shall, on such terms as it may in its discretion impose, acting reasonably, issue and deliver a new certificate, in form identical hereto but with appropriate changes, representing any unexercised portion of the subscription rights represented hereby to replace the certificate so stolen, lost, mutilated or destroyed.

Language.  The parties hereto acknowledge and confirm that they have requested that this Warrant Certificate as well as all notices and other documents contemplated hereby be drawn up in the English language.

Transfer.  The Warrants shall not be transferred by the Holder without the consent of the Corporation, provided however, that the Holder may transfer all, but not less than all, of the Warrants to any Affiliate of the Holder without the consent of the Corporation.  For the purpose of this Warrant, the term “Affiliate” shall mean any other Person that directly or indirectly controls, is controlled by or is under common control with such Person.  “Person” shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental entity or other entity or organization. The term “Holder” shall mean and include any successor, transferee or permitted assignee of the current or any future Holder. The Warrants may be transferred by the Holder completing and delivering to the Corporation the transfer form attached hereto as Schedule C.

Successors and Assigns.  This Warrant Certificate shall enure to the benefit of the Holder and the successors and permitted assignees thereof and shall be binding upon the Corporation and the successors thereof.

* * * * *

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IN WITNESS WHEREOF, the Corporation has caused this Warrant Certificate to be signed by its duly authorized officer as of the       day of December, 2009.

GOLDEN MINERALS COMPANY

By:
Name:
Title:

8

SCHEDULE A

TO:         GOLDEN MINERALS COMPANY

EXERCISE FORM
(Non-U.S. Holders)

The undersigned hereby exercises the right to acquire and subscribes for                    shares of common stock (“Common Shares”) of Golden Minerals Company (the “Corporation”) (or such other number of Common Shares or other securities to which such exercise entitles the undersigned in lieu thereof or in addition thereto) pursuant to the provisions of the certificate (the “Warrant Certificate”) dated as of the               day of                   , 2009 issued by the Corporation to the Holder (as defined in the Warrant Certificate) at the purchase price of U.S.$15.00 per Common Share if exercised on or before 5:00 p.m. (Denver time) on the      th day of December, 2012 (“Expiry Time”), (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and [Initial one]:

☐                                    Encloses herewith a check or has transmitted good same day funds by wire or other similar transfer in lawful money of the United States payable to or to the order of the Corporation in payment of the exercise price, or

☐                                    Elects to acquire the Common Shares pursuant to the Cashless Exercise option set forth in Section 1.2 of the Warrant Certificate; the undersigned acknowledges that it will receive the “Net Number” of Common Shares calculated in accordance with Section 1.2, which shall be less than the number of shares set forth above.

By executing this exercise form, the undersigned represents and warrants that the undersigned (i) is outside the United States (as defined in Regulation S promulgated by the United States Securities Exchange Commission under the United States Securities Act of 1933, as amended, (the “U.S. Securities Act”)) and not a U.S. person (as defined in Regulation S (a “U.S. Person”), at the time of execution and delivery of this notice; (ii) is not exercising the right provided for herein for the account or benefit of a person in the United States or a U.S. Person; (iii) is not exercising Warrants with the intent to distribute either directly or indirectly any of the securities acquirable upon exercise in the United States, except in compliance with the U.S. Securities Act; and (iv) has in all other respects complied with the terms of Regulation S of the U.S. Securities Act.

The undersigned hereby directs that the Common Shares subscribed for be registered and delivered as follows:

Name in Full	Address (include Postal Code)	Number of Common Shares

DATED this              day of          , 20    .

By:
Authorized Signatory

SCHEDULE B

TO:         GOLDEN MINERALS COMPANY

EXERCISE FORM
(U.S. Holders)

The undersigned hereby exercises the right to acquire and subscribes for                         shares of common stock (“Common Shares”) of Golden Minerals Company (the “Corporation”) (or such other number of Common Shares or other securities to which such exercise entitles the undersigned in lieu thereof or in addition thereto) pursuant to the provisions of the warrant certificate (the “Warrant Certificate”) dated as of the         day of         , issued by the Corporation to the Holder (as defined in the Warrant Certificate) at the purchase price of U.S.$15.00 per Common Share if exercised on or before 5:00 p.m. (Denver time) on the    th day of December, 2012 (“Expiry Time”), (or at such other purchase price as may then be in effect under the provisions of the Warrant Certificate) and on and subject to the other terms and conditions specified in the Warrant Certificate and [Initial one]:

☐            Encloses herewith a check or has transmitted good same day funds by wire or other similar transfer in lawful money of the United States payable to or to the order of the Corporation in payment of the exercise price, or

☐            Elects to acquire the Common Shares pursuant to the Cashless Exercise option set forth in Section 1.2 of the Warrant Certificate; the undersigned acknowledges that it will receive the “Net Number” of Common Shares calculated in accordance with Section 1.2, which shall be less than the number of shares set forth above.

The undersigned (or any beneficial purchaser on whose behalf the Holder is acting) is a resident of the United States or is otherwise subject to the securities laws of the United States and certifies [Initial, as appropriate]:

☐            (a)           the undersigned (or any beneficial purchaser on whose behalf the Holder is acting):

(i)            purchased the Warrants directly from the Corporation for its own account or the account of another “accredited investor”, as that term is defined in Rule 501(a) (a “U.S. Accredited Investor”) of Regulation D promulgated under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”);

(ii)           is exercising the Warrants solely for its own account or the account of such other U.S. Accredited Investor;

(iii)          was a U.S. Accredited Investor on the date the Warrants were purchased from the Corporation and continues to be a U.S. Accredited Investor on the date of the exercise of the Warrants; and

(iv)          if the Warrants are being exercised on behalf of another person, represents, warrants and certifies such person was a U.S. Accredited Investor, on the date the Warrants were purchased from the Corporation and continues to be a U.S. Accredited Investor on the date of the exercise of the Warrants; or

☐            (b)           the undersigned (or any beneficial purchaser on whose behalf the Holder is acting) has provided to the Corporation a written opinion of counsel of recognized standing in form and substance satisfactory to the Corporation to the effect that an exemption from the registration requirements of the U.S. Securities Act and applicable state securities laws is available for the issue of the Warrant Shares.

If the Holder has indicated that the Holder (and, if applicable, any beneficial purchaser on whose behalf the Holder is acting) is a U.S. Accredited Investor by marking alternative (a) above, the Holder has completed and delivered to the Corporation the form of Accredited Investor Certificate attached to this Exercise Form as Appendix B-1.

Name in Full	Address (include Postal Code)	Number of Common Shares

DATED this         day of                    , 20   .

By:
Authorized Signatory

2

APPENDIX B-1

UNITED STATES SUBSCRIBERS

TO:         GOLDEN MINERALS COMPANY

CERTIFICATE

In connection with the purchase by the undersigned or the disclosed principal, the undersigned (the “Purchaser”) hereby represents and warrants that the Purchaser (and, if the Purchaser is acting on behalf of a beneficial purchaser, such beneficial purchase) is an “Accredited Investor”, as defined in Rule 501(a) of Regulation D under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”) as a result of satisfying the requirements of the paragraphs below to which the undersigned has affixed his or her initials.

☐	Any natural person whose individual net worth, or joint net worth with that person’s spouse, at the time of his purchase exceeds US$1,000,000;

☐

Any natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person’s spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

☐

Any bank as defined in Section 3(a)(2) of the U.S. Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the U.S. Securities Act whether acting in its individual or fiduciary capacity; any or dealer registered pursuant to Section 15 of the United States Securities Exchange Act of 1934; any insurance company as defined in Section 2(a)(13) of the U.S. Securities Act; any investment company registered under the United States Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; any Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the United States Small Business Investment Act of 1958; any plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of US$5,000,000; any employee benefit plan within the meaning of the United States Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of US$5,000,000, or, if a self-directed plan, with investment decisions made solely by persons that are Accredited Investors;

☐	Any private business development company as defined in Section 202(a)(22) of the Investments Advisers Act of 1940;

3

☐

Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership not formed for the specific purpose of acquiring the Units, with total assets in excess of US$5,000,000;

☐	Any director or executive officer of Golden Minerals Company;

☐

Any trust with total assets in excess of US$5,000,000, not formed for the specific purpose of acquiring the Units, whose purchase is directed by a sophisticated person, being defined as a person who has such knowledge and experience in financial and business matters that he or she is capable of evaluating the merits and risks of the prospective investment;

☐	Any entity in which all of the equity owners are Accredited Investors;

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SCHEDULE C

FORM OF TRANSFER

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto                                                                        (include name and address of the transferee) Warrants exercisable for shares of common stock of Golden Minerals Company (the “Corporation”) registered in the name of the undersigned on the register of the Corporation maintained therefor, and hereby irrevocably appoints                                                  the attorney of the undersigned to transfer the said securities on the books maintained by the Corporation with full power of substitution.

DATED this         day of                    , 20   .

Signature of Transferor

Address of Transferor

The undersigned transferee hereby certifies that:

(check one)

☐

said transferee was not offered the Warrants in the United States and is not in the United States or a “U.S. Person” (as defined in Regulation S under the United States Securities Act of 1933, as amended (the “U.S. Securities Act”)), and is not acquiring the Warrants for the account or benefit of a person in the United States or a U.S. Person; or

☐

enclosed herewith is an opinion of counsel of recognized standing (which the transferee understands must be satisfactory to the Corporation) to the effect that no violation of the U.S. Securities Act or applicable securities laws will result from transfer, exercise or deemed exercise of the Warrants.

It is understood that the Corporation may require additional evidence necessary to verify the foregoing.

DATED:

Address of Transferee:	X
Signature of individual (if Transferee is an individual)

X
Authorized signatory (if Transferee is not an individual)

Name of Transferee (please print)

Name of authorized signatory (please print)

Official capacity of authorized signatory (please print)

2

EXHIBIT B

MINERA EL QUEVAR S.A. CONCESSIONS

Salta Province

18037	QUIRINCOLO II
3902	CASTOR
17114	EL QUEVAR II
1578	VINCE
1542	ARMONIA
12222	QUESPEJAHUAR
18332	TORO I
18359	NEVADO I

EXHIBIT C

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”) is made and entered into as of December    , 2009 by and among GOLDEN MINERALS COMPANY, a Delaware corporation (the “Company”), and MH ARGENTINA S.A., a sociedad anonima organized under the laws of Argentina (“Hochschild”).

RECITALS

A.            In connection with the Purchase and Sale Agreement by and among the Company, Hochschild and certain other parties dated December [   ], 2009 (the “Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to issue to Hochschild 400,000 shares of the Company’s authorized but unissued Common Stock (the “Shares”) and to deliver warrants to purchase 300,000 shares of Common Stock at an exercise price of US$15.00 (the “Warrant Shares”).

B.            To induce Hochschild to execute and deliver the Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, and applicable state securities laws.

NOW, THEREFORE, in consideration of the recitals and the mutual promises, representations, warranties, and covenants set forth in this Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENT

Definitions.

In addition to the terms that are defined elsewhere in this Agreement, the following terms shall have the following meanings:

“Affiliate” with respect to any specified person, has the meaning specified in Rule 144.

“Common Stock” means the Company’s common stock, par value $0.01 per share.

“Deferral Notice” has the meaning specified in Section 3(d) hereof.

“Deferral Period” has the meaning specified in Section 3(d) hereof.

“Delay Period” has the meaning set forth in Section 2(g).

“Delayed Filing Date” has the meaning set forth in Section 2(c).

“Demand Notice” has the meaning set forth in Section 2(a).

“Demand Registration” has the meaning set forth in Section 2(a).

“Effectiveness Period” means the period commencing on the on the date the Registration Statement becomes effective and ending on the date on which the Company terminates the Registration Statement following the period of effectiveness required pursuant to Section 2(d), or until all Registrable Securities have ceased to be Registrable Securities, whichever is earlier.

“Exchange Act” means the United States Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“Filing Date” has the meaning set forth in Section 2(c).

“Holder” of “Holders” means Hochschild, any transferee or assignee thereof to whom Hochschild assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8(a), and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 8(a).

“Material Event” has the meaning specified in Section 3(d) hereof.

“Notice and Questionnaire” means a written notice delivered to the Company containing substantially the information called for by the Selling Securityholder Notice and Questionnaire attached as Annex A to this Agreement.

“Notice Holder” means on any date, any Holder that has delivered a Notice and Questionnaire to the Company on or prior to such date.

“Outstanding Registrable Securities” means the securities of the Company that qualify as Registrable Securities at the time of delivery of a Demand Notice.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 415 promulgated under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such Prospectus.

“Purchase Agreement” has the meaning set forth in the Recitals.

“Registrable Securities” means the (i) Shares issued to Hochschild under the Purchase Agreement, (ii) the Warrant Shares, and (iii) any security issued with respect thereto upon any stock dividend, split, merger or similar event until, in the case of any such security, the earlier of (1) the sale pursuant to Rule 144 under the Securities Act or a registration statement of such Registrable Securities, or (2) the first date on which the Registrable Securities may be sold pursuant to Rule 144 without being subject to the volume restrictions set forth in Rule 144(e).

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“Registration Statement” means any registration statement of the Company that covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

“Requesting Holder” has the meaning set forth in Section 2(a).

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar or successor rule or regulation hereafter adopted by the SEC having substantially the same effect as such Rule.

“SEC” means the United States Securities and Exchange Commission and any successor agency.

“Securities Act” means the United States Securities Act of 1933, as amended, and the rules and regulations promulgated by the SEC thereunder.

“Shares” has the meaning set forth in the Recitals.

“Warrant Shares” has the meaning set forth in the Recitals.

Demand Registration Right.

Right to Demand.  Upon the terms and subject to the conditions of this Agreement, Holders (the “Requesting Holders”) shall have the right, by written notice delivered to the Company (the “Demand Notice”), to request that the Company register for resale under and in accordance with the provisions of the Securities Act the number of Registrable Securities designated by such Holders (a “Demand Registration”).  Promptly following its receipt of a Demand Notice, the Company will notify other Holders, if any, of the proposed registration and allow them the opportunity to include Registrable Securities in such registration.  Holders that elect to participate in such registration shall provide written notice of such election to the Company within ten business days of their receipt of notice from the Company.

Limits on Demand Registration.

The Company shall not be required to register any Registrable Securities pursuant to this Section 2 unless the anticipated aggregate offering price to the public in the relevant offering is expected to be at least $2 million.

The Company shall not be obligated to effect more than one Demand Registration and shall not be obligated to file a Registration Statement with respect to a Demand Registration prior to May 31, 2010.

The Company shall not be obligated to file a Registration Statement with respect to a Demand Registration within 90 days of the completion of any underwritten offering of the Company’s securities.

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The Company shall not be obligated to file a Registration Statement with respect to any Demand Notice submitted after the date that is three years after the date hereof.

The Company shall not be obligated to file a Registration Statement with respect to the distribution of the Registrable Securities in an underwritten offering.

Filing of Registration Statement.  Subject to Sections 2(b) and 2(g), as soon as practicable, but in any event within 60 days of the date on which the Company receives a Demand Notice (the “Filing Date”) (unless a Delay Period is in effect, in which case within 60 days of the termination of the Delay Period, the “Delayed Filing Date”), the Company shall file with the SEC a Registration Statement on the appropriate form for the registration and sale of the Registrable Securities specified in such Demand Notice, together with the number of Registrable Securities requested to be included in the Demand Registration by other Holders, if any.

Effectiveness of Registration Statement.  The Company shall use its commercially reasonable efforts to (i) cause a Registration Statement filed pursuant to Section 2(c) to be declared effective by the SEC as soon as reasonably practicable, and (ii) subject to Section 8(l), keep such Registration Statement continuously effective and usable for the sale of Registrable Securities for a period of up to two hundred seventy (270) days or, if earlier, until the distribution contemplated in the Registration Statement has been completed.  If the Company has an effective Registration Statement on Form S-1 filed pursuant to Section 2(c) and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company shall promptly give notice of such eligibility to the Holders covered thereby and may, or at the request of such Holders with a majority of such Registrable Securities shall, promptly convert such Registration Statement on Form S-1 to a Registration Statement on Form S-3 or such other short-form registration statement by means of a post-effective amendment or otherwise, unless any Holder notifies the Company within 10 business days of receipt of the Company’s notice that such conversion would interfere with its distribution of Registrable Securities already in progress and provides a reasonable explanation therefor, in which case the Company will delay the conversion of the Registration Statement for a reasonable time after receipt of the first such notice, not to exceed 30 days in the aggregate (unless the Company, at such time as the conversion from Form S-1 to Form S-3 or such other short-form registration statement may occur, would otherwise be required to amend the Registration Statement on Form S-1 and require that Holders suspend sales).

Holders’ Withdrawal.  Holders of a majority of the Registrable Securities to be included in a Demand Registration may, at any time prior to the effective date of the Registration Statement relating thereto, revoke such request by providing a written notice to the Company of such revocation.  If such revocation request is received more than fifteen (15) business days after delivery of the Demand Notice, Holders’ right to request a further Demand Registration shall terminate.

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Preemption of Demand Registration.  Notwithstanding anything to the contrary contained herein, after receiving a Demand Notice, the Company may elect to effect an underwritten primary registration in lieu of the Demand Registration if the Company’s Board of Directors believes that such primary registration would be in the best interests of the Company.  In the event the Company elects to effect a primary registration after receiving a Demand Notice, the Company shall use its commercially reasonable efforts to have the registration statement relating to the primary registration declared effective by the Commission as soon as reasonably practicable. In addition, the request for a Demand Registration shall be deemed to have been withdrawn and such primary registration shall not be deemed to be a Demand Registration for the purposes of Section 2(b).

Delay Period.  Notwithstanding anything to the contrary set forth herein, the Company shall have the right to delay the filing of any Registration Statement otherwise required to be filed pursuant to Section 2, or to suspend the use of any Registration Statement, for a period not in excess of 60 consecutive days and no more than 90 days in any consecutive 12-month period (a “Delay Period”), if (i) the Company is pursuing an acquisition, merger, reorganization, disposition or other similar transaction and the Company determines in good faith that the Company’s ability to pursue or consummate such a transaction would be materially adversely affected by any required disclosure of such transaction in any Registration Statement, (ii) the Company has experienced some other material non-public event the disclosure of which at such time, in the good faith judgment of the Company, would materially adversely affect the Company, or (iii) the Company determines in good faith that the filing or the inability to suspend the use of the Registration Statement would otherwise be detrimental to the Company or its stockholders, or would substantially interfere with the Company’s ability to timely file a Form 10-Q or 10-K.

Registration Procedures.

In connection with the registration obligations of the Company under Section 2 hereof, the Company shall:

Prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep such Registration Statement continuously effective for the applicable period specified in Section 2(d); cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act; and use commercially reasonable efforts to comply with the provisions of the Securities Act applicable to it with respect to the disposition of all securities covered by such Registration Statement during the Effectiveness Period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement as so amended or such Prospectus as so supplemented.

Submit to the SEC, within two (2) Business Days after the Company learns that no review of the Registration Statement will be made by the staff of the SEC or that the staff has

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no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than 48 hours after the submission of such request.

Use commercially reasonable efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction in which they have been qualified for sale, in either case at the earliest possible moment or, if any such order or suspension is made effective during any Deferral Period, at the earliest possible moment after the expiration of such Deferral Period.

Upon (A) the issuance by the SEC of a stop order suspending the effectiveness of the Registration Statement or the initiation of proceedings with respect to the Registration Statement under Section 8(d) or 8(e) of the Securities Act, (B) the occurrence of any event or the existence of any fact (a “Material Event”) as a result of which any Registration Statement shall contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, or any Prospectus shall contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (including, in any such case, as a result of the non-availability of financial statements), or (C) the occurrence or existence of any development, event, fact, situation or circumstance relating to the Company that, in the discretion of the Company, makes it appropriate to suspend the availability of the Registration Statement and the related Prospectus, (i) in the case of clause (B) above, subject to the next sentence, as promptly as is reasonably practicable prepare and file a post-effective amendment to such Registration Statement or a supplement to the related Prospectus or any document incorporated therein by reference or file any other required document that would be incorporated by reference into such Registration Statement and Prospectus so that such Registration Statement does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and such Prospectus does not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, and, in the case of a post-effective amendment to a Registration Statement, subject to the next sentence, use commercially reasonable efforts to cause it to be declared effective as promptly as is reasonably practicable, and (ii) give notice (via facsimile, telephone or electronic mail followed by a written notice by internationally recognized overnight courier) to the Notice Holders that the availability of the Registration Statement is suspended (a “Deferral Notice”) and, upon receipt of any Deferral Notice, each Notice Holder agrees not to sell any Registrable Securities pursuant to the Registration Statement until such Notice Holder’s receipt of copies of the supplemented or amended Prospectus provided for in clause (i) above, or until it is advised in writing by the Company that the Prospectus may be used, and has

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received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The Company will use commercially reasonable efforts to ensure that the use of the Prospectus may be resumed (x) in the case of clause (A) above, as promptly as is reasonably practicable, (y) in the case of clause (B) above, as soon as, in the sole reasonable judgment of the Company, public disclosure of such Material Event would not be prejudicial to or contrary to the interests of the Company or, if necessary to avoid unreasonable burden or expense, as soon as reasonably practicable thereafter and (z) in the case of clause (C) above, as soon as, in the reasonable discretion of the Company, such suspension is no longer appropriate. The period during which the availability of the Registration Statement and any Prospectus is suspended (the “Deferral Period”) is not to exceed (i) 60 consecutive days at any one time; (ii) 30 days in the aggregate in any three-month period; or (iii) 60 days in the aggregate during any 12-month period, or as otherwise required by applicable regulatory authority; provided that, the number of days the Company is required to keep the Registration Statement effective shall be extended by the number of days equal to the aggregate Deferral Period(s). The first day of any Deferral Period must be at least two (2) trading days after the last day of any prior Deferral Period.

During the Effectiveness Period (except during such periods that a Deferral Notice is outstanding and has not been revoked), deliver to each Notice Holder in connection with any sale of Registrable Securities pursuant to a Registration Statement, without charge, as many copies of the Prospectus or Prospectuses relating to such Registrable Securities and any amendment or supplement thereto as such Notice Holder may reasonably request; and the Company hereby consents (except during such periods that a Deferral Notice is outstanding and has not been revoked) to the use of such Prospectus or each amendment or supplement thereto by each Notice Holder in connection with any offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto in the manner set forth therein.

Subject to Section 3(d), prior to any public offering of the Registrable Securities pursuant to the Registration Statement, use commercially reasonable efforts to register or qualify or cooperate with the Notice Holders in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any Notice Holder reasonably requests in writing (which request may be included in the Notice and Questionnaire), it being agreed that no such registration or qualification will be made unless so requested; prior to any public offering of the Registrable Securities pursuant to the Registration Statement, use commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the Effectiveness Period in connection with such Notice Holder’s offer and sale of Registrable Securities pursuant to such registration or qualification (or exemption therefrom) and do any and all other acts or things necessary to enable the disposition in such jurisdictions of such Registrable Securities in the manner set forth in the relevant Registration Statement and the related Prospectus; provided, that the Company will not be required to (i) qualify as a foreign corporation or as a dealer in securities in any

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jurisdiction where it is not otherwise qualified or (ii) take any action that would subject it to general service of process in suits or to taxation in any such jurisdiction where it is not then so subject.

Holder’s Obligations.

Each Holder of Registrable Securities agrees that if such Holder wishes to sell Registrable Securities pursuant to a Registration Statement and related Prospectus, it will do so only in accordance with Section 3(d) and this Section 4. Each Holder of Registrable Securities wishing to sell Registrable Securities pursuant to any Registration Statement and related Prospectus agrees to deliver a Notice and Questionnaire to the Company promptly upon becoming a Holder and notify the Company of any change in such information at least five (5) business days prior to the filing of the Registration Statement. From and after the date the Registration Statement is declared effective, the Company shall, as promptly as is reasonably practicable after the date a fully completed and legible Notice and Questionnaire is received by the Company, (i) if required by applicable law, file with the SEC a post-effective amendment to the Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other document required by the SEC so that the Holder delivering such Notice and Questionnaire is named as a selling security holder in the Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver such Prospectus to purchasers of the Registrable Securities in accordance with applicable law (other than laws not generally applicable to all Holders of Registrable Securities wishing to sell Registrable Securities pursuant to the Registration Statement and related Prospectus) and using the manner of sale specified in the Notice and Questionnaire, and, if the Company shall file a post-effective amendment to the Registration Statement, use commercially reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as is reasonably practicable; (ii) provide such Holder copies of any documents filed pursuant to this Section; and (iii) notify such Holder as promptly as is reasonably practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Section.

Each Holder agrees, by acquisition of the Registrable Securities, that no Holder of Registrable Securities shall be entitled to sell any of such Registrable Securities pursuant to a Registration Statement or to receive a Prospectus relating thereto, unless such Holder has furnished the Company with a properly completed Notice and Questionnaire as required pursuant to this Section 4 (including the information required to be included in such Notice and Questionnaire) and the information set forth in the next sentence.  Each Notice Holder agrees promptly to furnish to the Company in writing all information required to be disclosed in order to make the information previously furnished to the Company by such Notice Holder not misleading, any other information regarding such Notice Holder and the distribution of such Registrable Securities as may be required to be disclosed in the Registration Statement under applicable law or pursuant to SEC comments and any information

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otherwise required by the Company to comply with applicable law or regulations. Each Holder further agrees, following termination of the Effectiveness Period, to notify the Company, within ten (10) Business Days of a request, of the amount of Registrable Securities sold pursuant to the Registration Statement and, in the absence of a response, the Company may assume that all of the Holder’s Registrable Securities were so sold.

Registration Expenses.

The Company shall bear all fees and expenses incurred in connection with the performance by the Company of its obligations under Sections 2, 3 and 4 of this Agreement whether or not any of the Registration Statements are declared effective. Such fees and expenses shall include, without limitation, (i) all registration and filing fees (including, without limitation, fees and expenses (x) with respect to filings required to be made with the Toronto Stock Exchange and any U.S. national securities exchange on which the Company’s Common Stock is then listed and (y) of compliance with U.S. federal and state securities or “Blue Sky” laws to the extent such filings or compliance are required pursuant to this Agreement (including, without limitation, reasonable fees and disbursements of the counsel specified in the next sentence in connection with Blue Sky qualifications of the Registrable Securities under the laws of such jurisdictions as the Notice Holders of a majority of the Registrable Securities being sold pursuant to a Registration Statement may designate)), (ii) printing expenses, (iii) duplication expenses relating to copies of any Registration Statement or Prospectus delivered to any Holders hereunder, and (iv) fees and disbursements of counsel for the Company in connection with the Registration Statement, provided, however, that the Company shall not be responsible for any brokers’ fees, commissions or discounts in connection with the sale of Registrable Securities or the fees and expenses of legal counsel for the Holders.

Information Requirements.

The Company covenants that, if at any time before the end of the Effectiveness Period the Company is not subject to the reporting requirements of the Exchange Act, it will cooperate with any Holder of Registrable Securities and take such further reasonable action as any Holder of Registrable Securities may request in writing (including, without limitation, making such reasonable representations as any such Holder may request), all to the extent required from time to time to enable such Holder to sell Registrable Securities without registration under and in compliance with the Securities Act and customarily taken in connection with sales pursuant to such exemptions. Upon the written request of any Holder of Registrable Securities, the Company shall deliver to such Holder a written statement as to whether it has complied with the filing requirements of Rule 144.

Indemnification and Contribution.

The Company agrees to indemnify and hold harmless each Holder of Registrable Securities covered by the Registration Statement, the directors, officers, employees, Affiliates and agents of each such Holder and each person who controls any such Holder within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses,

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claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or in any amendment thereof, in each case at the time such became effective under the Securities Act, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity shall be in addition to any liability that the Company may otherwise have.

Each Holder of securities covered by the Registration Statement severally and not jointly agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement and each person who controls the Company within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each such Holder, but only with reference to information relating to such Holder furnished to the Company in writing by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement shall be acknowledged by each Notice Holder that is not Hochschild in such Notice Holder’s Notice and Questionnaire and shall be in addition to any liability that any such Notice Holder may otherwise have.

Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless such failure results in the forfeiture by the indemnifying party of substantial rights and defenses or otherwise materially prejudices the indemnifying party; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall

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be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including one local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding.

If the indemnification to which an indemnified party is entitled under this Section 7 is for any reason unavailable to or insufficient although applicable in accordance with its terms to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

The relative fault of the Company on the one hand and the Holders of the Registrable Securities on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied in writing by the Company or in writing by the Holder of the Registrable Securities and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 7(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7(d). The aggregate amount of losses, liabilities,

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claims, damages, and expenses incurred by an indemnified party and referred to above in this Section 7(d) shall be deemed to include any out-of-pocket legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

Notwithstanding the provisions of this Section 7, no Holder of any Registrable Securities shall be required to indemnify or contribute any amount in excess of the amount by which the proceeds received from the sale of the Registrable Securities by such Holder of Registrable Securities exceeds the amount of any damages that such Holder of Registrable Securities has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission.

No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

For purposes of this Section 7(d), each person, if any, who controls Hochschild or any Holder of Registrable Securities within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as Hochschild or such Holder, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as the Company.

The provisions of this Section 7 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Company or any of the indemnified persons referred to in this Section 7, and shall survive the sale by a Holder of Registrable Securities covered by the Registration Statement.

Miscellaneous

Successors and Assigns.  Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties, provided however that this Agreement may be assigned by the Holder in connection with the transfer of all, but not less than all, of the Registrable Securities to any Affiliate of the Holder.  Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective permitted successors and assigns.  If any permitted transferee of any Holder shall acquire Registrable Securities, such Registrable Securities shall be subject to all of the terms of this Agreement and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.  Nothing in this Agreement is intended to confer upon any party other than the parties hereto or their respective permitted successors and assigns any

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rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

Notices.  All notices or other communications required or permitted hereunder shall be in writing and shall be deemed given or delivered (i) when delivered personally, (ii) if transmitted by facsimile, when confirmation of transmission is received, unless it is not during normal business hours in the place of receipt, in which case it shall be deemed delivered on the next business day, or (iii) if sent by registered or certified mail, return receipt requested, or by private courier, when received; and shall be addressed as follows:

Company:	Golden Minerals Company
350 Indiana Street, Suite 800
Golden, Colorado 80401
Attn: President
Fax: (303) 839-5907

with a copy to:	Davis Graham & Stubbs LLP
1550 17th Street, Suite 500
Denver, Colorado 80202
Attn: Deborah J. Friedman
Fax: (303) 892-7400

Hochschild:

with a copy to:

or to such other address as such party may indicate by a notice delivered to the other parties hereto.

Amendments and Waivers.  The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, without the written consent of the Company and the Holders of a majority of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders of Registrable Securities may be given by Holders of at least a majority of the Registrable Securities being sold by such Holders pursuant to such

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Registration Statement; provided, that the provisions of this sentence may not be amended, modified, or supplemented except in accordance with the provisions of the immediately preceding sentence. Each Holder of Registrable Securities outstanding at the time of any such amendment, modification, supplement, waiver or consent or thereafter shall be bound by any such amendment, modification, supplement, waiver or consent effected pursuant to this Section 8(c), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Registrable Securities or is delivered to such Holder.

Severability.  Any term or provision of this Agreement that is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable in any situation in any jurisdiction shall not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction.  If the final judgment of a court of competent jurisdiction or other authority declares that any term or provision hereof is invalid, void or unenforceable, the parties agree that the court making such determination shall have the power to reduce the scope, duration, area or applicability of the term or provision, to delete specific words or phrases, or to replace any invalid, void or unenforceable term or provision with a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision.

Governing Law.  This Agreement shall be governed by and construed in accordance with the internal laws (as opposed to the conflicts of law provisions) of the State of New York.

Submission to Jurisdiction.  The parties hereby submit to the non-exclusive jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, and waive any and all objections to jurisdiction that they may have under the laws of the State of  New York or the United States and any claim or objection that any such court is an inconvenient forum.

Entire Agreement.  This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof.

Counterparts.  This Agreement may be executed in two or more counterparts (including by facsimile or similar means of electronic communication), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Specific Performance.  Hochschild and the Company each agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed by them in accordance with the terms hereof and that each party shall be entitled to specific performance of the terms hereof, in addition to any other remedy at law or equity.  Each party hereto expressly waives any requirement that any other

15

party hereto obtain any bond or provide any indemnity in connection with any action seeking injunctive relief or specific enforcement of the provisions of the Agreement.

Expenses.  All reasonable, documented out-of-pocket costs and expenses  incurred by the parties in connection with the negotiation, preparation, execution and delivery of this Agreement, including the fees, expenses and disbursements of legal counsel and accountants, shall be paid by the Company.  Except as otherwise set forth in this Agreement, costs and expenses incurred by the parties in connection with the performance of its obligations under this Agreement shall be paid by the party incurring such expenses.

Approval of Holders.  Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Affiliates (other than Hochschild or subsequent Holders of Registrable Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

Termination.  This Agreement and the obligations of the parties hereunder shall terminate upon the earlier to occur of (i) the expiration of the Effectiveness Period or (ii) such time as there shall be no Registrable Securities.

* * * * *

16

IN WITNESS WHEREOF, the parties have executed this REGISTRATION RIGHTS AGREEMENT as of the date first written above.

GOLDEN MINERALS COMPANY

Name:
Title:

MH ARGENTINA S.A.

Name:
Title:

ANNEX A

FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE.

The undersigned beneficial owner (the “Selling Securityholder”) of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under such Item 3) pursuant to the Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

Pursuant to the Registration Rights Agreement, the undersigned has agreed to indemnify and hold harmless the Company’s directors and officers and each person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), from and against certain losses arising in connection with statements concerning the undersigned made in the Company’s Registration Statement or the related prospectus in reliance upon the information provided in this Notice and Questionnaire.

If the Selling Securityholder transfers all or any portion of the Registrable Securities listed in Item 3 below after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under the registration Rights Agreement and that the transferee must complete this Notice and Questionnaire in order to avail itself of the rights under the Registration Rights Agreement.

[CONTINUED NEXT PAGE]

QUESTIONNAIRE

Please respond to every item, even if your response is “none.” If you need more space for any response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

COMPLETED QUESTIONNAIRES SHOULD BE RETURNED TO
GOLDEN MINERALS COMPANY AS FOLLOWS:

ONE (1) COPY BY FACSIMILE TO FAX: (303) 839-5907

WITH THE ORIGINAL COPY TO FOLLOW TO:

GOLDEN MINERALS COMPANY

ATTENTION: CHIEF FINANCIAL OFFICER

The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

Your Identity and Background as the Beneficial Owner of The Registrable Securities.

Your full legal name:

Your business address (including street address) (or residence if no business address), telephone number and facsimile number:

Address:

Telephone No.:

Fax No.:

Are you a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐   Yes.

☐   No.

If your response to Item 1(c) above is no, are you an “affiliate” of a broker-dealer registered pursuant to Section 15 of the Exchange Act?

☐   Yes.

☐   No.

For the purposes of this Item 1(d), an “affiliate” of a registered broker-dealer shall include any company that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such broker-dealer, and does not include any individuals employed by such broker-dealer or its affiliates.

Full legal name of person or entity in whose name you hold the Registrable Securities—(i.e. name of your broker, if applicable, through which your Registered Securities are held):

Record Stockholder:

Name of broker:

Contact person:

Telephone No.:

Your Relationship With Golden Minerals Company

Have you or any of your affiliates, officers, directors or principal equity holders (owners of 5% or more of the equity securities of the undersigned) held any position or office or have you had any other material relationship with Golden Minerals Company (or its predecessors or affiliates) within the past three years?

☐   Yes.

☐   No.

If your response to Item 2(a) above is yes, please state the nature and duration of your relationship with Golden Minerals Company:

Your Interest in the Registrable Securities.

State the number of such Registrable Securities beneficially owned by you.

Other than as set forth in your response to Item 3(a) above, do you beneficially own any other securities of Golden Minerals Company?

☐   Yes.

☐   No.

If your answer to Item 3(b) above is yes, state the type, the aggregate amount and CUSIP No. (if applicable) of such other securities of Golden Minerals Company beneficially owned by you:

Type:

Aggregate amount:

CUSIP No.:

Did you acquire the securities listed in Item 3(a) above in the ordinary course of business?

☐   Yes.

☐   No.

At the time of your purchase of the securities listed in Item 3(a) above, did you have any agreements or understandings, directly or indirectly, with any person to distribute the securities?

☐   Yes.

☐   No.

If your response to Item 3(e) above is yes, please describe such agreements or understandings:

Nature of Your Beneficial Ownership.

If the name of the beneficial owner of the Registrable Securities set forth in your response to Item 1(a) above is that of a limited partnership or corporation, state the names of the general partners of such limited partnership or the officers and directors of such corporation:

With respect to each general partner listed in Item 4(a) above who is not a natural person, and is not publicly held, name each shareholder (or holder of partnership interests, if applicable) of such general partner. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

Name your controlling shareholder(s) or other person or entity who has the ability to exercise control over you (the “Controlling Entity”). If the Controlling Entity is not a natural person and is not a publicly held entity, name each shareholder of such Controlling Entity. If any of these named shareholders are not natural persons or publicly held entities, please provide the same information. This process should be repeated until you reach natural persons or a publicly held entity.

(A)(i)       Full legal name of Controlling Entity(ies) or natural person(s) with who have sole or shared voting or dispositive power over the Registrable Securities:

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

Name of Shareholder:

(B)(i)       Full legal name of Controlling Entity(ies):

Business address (including street address) (or residence if no business address), telephone number and facsimile number of such person(s):

Address:

Telephone:

Fax:

Name of Shareholders:

If you need more space for this response, please attach additional sheets of paper. Please be sure to indicate your name and the number of the item being responded to on each such additional sheet of paper, and to sign each such additional sheet of paper before attaching it to this Questionnaire. Please note that you may be asked to answer additional questions depending on your responses to the following questions.

Plan of Distribution.

The undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item 3 pursuant to the Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters, broker-dealers or agents, the Selling Securityholder will be responsible for underwriting discounts or commissions or agents’ commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, or (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market.

DATED this day of ,

Signature of Holder

(Print name)

EXHIBIT D

December [  ], 2009

Dahlman Rose & Company, LLC

As Representative of the several
Underwriters referred to below

142 West 57th Street

New York, New York 10019

Dahlman Rose & Company, LLC

Golden Minerals Company Lock-Up Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) is being delivered pursuant to that certain Purchase and Sale Agreement by and between Golden Minerals Company, a Delaware corporation (the “Company”), certain subsidiaries of the Company, and MH Argentina S.A., a sociedad anonima organized under the laws of Argentina (the “Purchase and Sale Agreement”) and relates to the proposed initial public offering (the “Offering”) by the Company, of its common stock, $0.01 par value per share (the “Stock”).

In order to induce you and the other underwriters for which you will act as representative (the “Underwriters”) to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Dahlman Rose & Company, LLC (the “Lead Manager”), during the period from the date hereof until one hundred eighty (180) days from the date of the final prospectus for the Offering (the “Lock-Up Period”), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any “put equivalent position” or liquidate or decrease any “call equivalent position” with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein “Relevant Security” means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

Notwithstanding the preceding paragraph, if (1) during the last 17 days of the Lock-Up Period the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the Lock-Up Period the Company announces that it will release earnings results during the 16-day period beginning on the last day of the Lock-Up Period, the restrictions imposed by the immediately preceding paragraph shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless the Lead Manager waives, in writing, such extension.  The undersigned acknowledges that the Company has agreed in the underwriting agreement for the Offering to provide notice to the undersigned of any event that would result in an extension of the Lock-Up Period pursuant to this paragraph, and the undersigned agrees that any such notice properly delivered will be deemed to have been given to, and received by, the undersigned.

Notwithstanding the foregoing, the undersigned may transfer all, but not less than all, of the Relevant Securities to an Affiliate, provided, each resulting transferee of Relevant Securities executes and delivers to you an agreement satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto.  For the purpose of this Agreement “Affiliate” shall mean any other Person that directly or indirectly controls, is controlled by or is under common control with such Person and “Person” shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental entity or other entity or organization.

The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities.  The undersigned hereby further agrees that, without the prior written consent of the Lead Manager, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall terminate and be of no further force and effect if the Offering is not completed by March 31, 2009.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

Very truly yours,

By:
Print Name:

EXHIBIT E

December [  ], 2009

Golden Minerals Company
350 Indiana Street, Suite 800
Golden, Colorado 80401
USA

Golden Minerals Company Standstill Agreement

Ladies and Gentlemen:

This letter agreement (this “Agreement”) is being delivered pursuant to that certain Purchase and Sale Agreement (the “Purchase Agreement”) by and between Golden Minerals Company, a Delaware corporation (the “Golden Minerals”), Silex Spain, S.L., Minera El Quevar S.A. and MH Argentina S.A. pursuant to which Golden Minerals is issuing 400,000 shares of Golden Minerals common stock, US$0.01 par value (“Common Stock”) and warrants to purchase 300,000 shares of Common Stock at an exercise price of US$15.00.

In order to induce Golden Minerals to enter into the Purchase Agreement and to issue the shares of Common Stock contemplated thereby, the undersigned hereby agrees that for a period of two (2) years from the date hereof, without the prior consent of the board of directors of Golden Minerals, the undersigned shall not, directly or indirectly through any Affiliate, acquire or offer to acquire or agree to acquire (including in the public markets) from any Person, directly or indirectly, by purchase or merger, through the acquisition of control of another Person, by joining a partnership, limited partnership or other “group” (within the meaning of Section 13(d)(3) of the U.S. Securities Exchange Act of 1934) or otherwise beneficial ownership of Common Stock if such acquisition would cause the undersigned’s aggregate beneficial ownership of Common Stock of Golden Minerals to exceed nineteen and nine tenths percent (19.90%) of the outstanding Common Stock of Golden Minerals, or direct or indirect rights (including convertible securities, warrants or options) to acquire such beneficial ownership (or otherwise act in concert with respect to any such securities, rights or options with any Person that so acquires, offers to acquire or agrees to acquire), provided, however, that no violation of this Agreement shall be deemed to have occurred solely due to acquisitions resulting from (1) a stock split, reverse stock split, reclassification or other transaction by Golden Minerals affecting any class of the outstanding capital stock of Golden Minerals generally, (2) a stock dividend or other pro rata distribution by Golden Minerals to holders of its outstanding capital stock, or (3) any increase in the percentage ownership by the undersigned of outstanding shares of Common Stock resulting from any action taken by Golden Minerals, including the repurchase of shares of Common Stock pursuant to any share repurchase or similar program; provided, further that if the undersigned or its Affiliates shall become the beneficial owner of more than nineteen and nine tenths percent (19.90%) of the outstanding Common Stock of Golden Minerals in the aggregate as a result of any of the transactions set forth in the preceding clause (1), (2) or (3), then for so long as the undersigned’s beneficial ownership remains above such threshold, the acquisition of additional shares of Common Stock by the undersigned or its Affiliates (including direct or indirect rights to acquire Common Stock) shall be prohibited by this Agreement.

For the purpose of this Agreement “Affiliate” shall mean any other Person that directly or indirectly controls, is controlled by or is under common control with such Person.  “Person” shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental entity or other entity or organization.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms.  Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof.  Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The undersigned hereby submits to the non-exclusive jurisdiction of any court of the State of New York or the United States District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, and waives any and all objections to jurisdiction that it may have under the laws of the State of New York or the United States and any claim or objection that any such court is an inconvenient forum.  Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.

[Signature follow]

Very truly yours,

Hochschild Mining PLC

By:
Name:
Title:

Golden Minerals Company Standstill Agreement